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                                                              EXHIBIT 10.04(a)

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

            THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Agreement") is made this 20th day of June, 1997, by and among THE HUNTER GROUP, INC., a Maryland corporation ("THG"), THG CONSULTING INC., a corporation organized under the laws of Canada ("THG Canada"), THE HUNTER GROUP (SINGAPORE) PTE LTD, a corporation incorporated under The Companies Act of the Republic of Singapore ("THG Singapore"), HUNTER CONSULTING ASSOCIATES, PTY. LIMITED, a corporation organized under the laws of New South Wales, Australia ("THG Australia"), HUNTER CONSULTING ASSOCIATES, LIMITED, a corporation organized under the laws of Great Britain ("THG England"), and THE HUNTER GROUP INTERNATIONAL, INC., a Delaware corporation ("THG International," and THG Canada, THG Singapore, THG Australia, THG England and THG International collectively, "Affiliate Borrowers" and each individually an "Affiliate Borrower," and THG and Affiliate Borrowers collectively, "Borrowers," and each individually a "Borrower"), and SIGNET BANK, a Virginia banking corporation ("Bank").

                                    RECITALS

            WHEREAS, THG and Bank are parties to a certain Loan Agreement dated November 17, 1995 (as heretofore amended, the "Original Loan Agreement"), pursuant to which, on the terms and conditions therein contained, Bank has agreed to extend credit to THG in the principal amount of $6,000,000.00; and

            WHEREAS, THG and each of Affiliate Borrowers are engaged as an integrated and intertwined group of entities in the business of integrating enterprise-wide software systems; and

            WHEREAS, Borrowers have requested Bank to extend credit to Borrowers, jointly and severally, in the aggregate principal amount of Eight Million Dollars ($8,000,000.00); and

            WHEREAS, Borrowers acknowledge that Bank would not have entered into this Agreement but for the joint and several obligations of all of Borrowers with respect to the loans to be extended and the security interests to be granted by each Borrower to collateralize all of such credit; and

            WHEREAS, in order to give effect to the increase in credit availability under the Original Loan Agreement, the addition of the Affiliate Borrowers as borrowers under the Loan Agreement and to reflect the revised terms and conditions with respect the borrowings thereunder, Borrowers and Bank have
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agreed to amend and restate the Loan Agreement and the Security Agreement (as therein defined) in their entireties as set forth in this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, Borrowers and Bank do hereby amend and restate the Loan Agreement and the Security Agreement (as therein defined) in their entireties, and do hereby agree, as follows:

            1. CONSTRUCTION AND DEFINITION OF TERMS

            All terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement. Unless the context otherwise requires, all of the accounting terms used herein without definition shall have the meanings assigned to them as determined by GAAP except to the extent varied by this Agreement. Unless otherwise specifically indicated, whenever the phrase "satisfactory to Bank" is used in this Agreement such phrase shall mean "satisfactory to Bank in its sole but reasonable discretion." The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa. In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

            "Acceptable Receivables" shall mean, as of any time, such billed Receivables of THG as are, but only in the amount such Receivables are, acceptable to Bank from time to time, in its discretion exercised reasonably and in good faith, as a basis for advances to Borrowers hereunder. Without limitation of the foregoing, except as otherwise agreed by Bank from time to time, Acceptable Receivables shall not include (a) any Receivable which is not lawfully owned by THG, which is subject to any Lien except for Permitted Liens, or in which Bank does not have a perfected first priority security interest; (b) any Receivable which is not valid or enforceable or does not represent a bona fide, undisputed indebtedness to THG of the obligor thereon; (c) any Receivables to the extent that the Receivable is subject to any defense, setoff, counterclaim, retainage, holdback, credit, discount, allowance, adjustment, deduction or reduction of any kind; (d) any Receivable which remains unpaid on the ninety-first (91st) day after its billing by THG; (e) all Receivables due from any obligor of THG if a Receivable or Receivables due from such obliger in an amount equal to fifty percent (50%) or more than the aggregate amount of all Receivables payable by such obliger remain unpaid on the ninety-first (91st) day after its (or their) billing by THG; (f) any Receivable to the extent that any goods, the sale of which gave rise to the Receivable, have been returned, rejected, lost or damaged prior to acceptance thereof by the buyer or lessee;
(g) any Receivable which arose from the sale of goods by THG, if such goods have not been delivered by THG and accepted, or if such sale was not an absolute sale or was a


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sale on consignment, on approval or on a sale-or-return basis, or if such sale is subject to any repurchase or return agreement, or if such sale is subject to any other term by reason of which the obligation of the obligor thereon is contingent or conditional; (h) any Receivable arising in connection with the performance of services, if such services have not been performed; (i) any Receivable which did not arise in the ordinary course of the business of THG;
(j) any Receivables which are due from a person to the extent THG is or becomes an account debtor or obligor of such person by virtue of any obligation of THG to such person not relating to such Receivables; (k) any Government Receivable to the extent that sums due or to become due to THG in connection therewith which are required to be assigned to Bank in accordance with the provisions of Subsection 3.02(k) hereof have not been so assigned; (l) any Receivable with respect to which the obligor thereon is insolvent, is unable to pay its debts as they mature, or is the subject of any pending, imminent or threatened bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding; (m) any Receivable with respect to which the obligor thereon is an Affiliate; (n) any Receivable with respect to which the obligor thereon is not an individual if the obligor's principal place of business is not located in the United States of America; or (o) any Receivable with respect to which the obligor thereon is an individual, if the obligor's residence is not located in the United States of America. Bank may determine from time to time, in its discretion exercised in good faith and notwithstanding any previous contrary determinations made by Bank, to exclude from Acceptable Receivables specific Receivables, categories or types of Receivables, or specific components of Receivables. Such determinations may be based upon evaluations of risk or any other factors deemed relevant by Bank reasonably and in good faith, whether or not such factors have theretofore been used, contemplated or foreseen as a basis for limiting Acceptable Receivables. Borrowers shall be provided with prior written notice of any such determination, which shall be deemed effective as of the effective date of the next Borrowing Base Certificate to be delivered by Borrowers pursuant to Subsection 3.03(g) which is not lees than ten (10) days following the giving of such notice.

            "Adjustment Date" shall mean each day which is the later of (a) the first day of the first month to commence following the delivery to Bank of the financial Statements of Borrowers as required under Subsection 6.01(a) hereof for any month which is the last month in any quarterly accounting period of Borrowers, commencing with the quarterly accounting period ending June 30, 1997, or (b) the fifth (5th) Banking Day following the delivery to Bank of such financial statements.

            "Advance" shall mean each advance under the Loan.

            "Affiliate" shall mean: (a) any person in which a Borrower legally or beneficially owns or holds, directly or indirectly, any capital stock, member interest, partnership interest or other equity interest; (b) any person that is a partner in or of a Borrower, a partnership in which a Borrower is a partner, a joint venture in


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which a Borrower is a joint venturer, or a joint venturer in or of a Borrower;
(c) any person that is a director, officer, employee, stockholder. member, partner (legally or beneficially) or other affiliate of any of the foregoing or of a Borrower; and (d) any person that directly or indirectly controls, is under the control of, or is under common control with, a Borrower, including, without limitation, any person that directly or indirectly has the right or power to direct the management or policies of a Borrower and any person whose management or policies a Borrower directly or indirectly has the right or power to direct.

            "Applicable LIBOR Margin" shall mean two and one-half percent (2.50%); provided, however, that the Applicable LIBOR Margin is subject to periodic adjustment in the manner further described in this paragraph. If on any Adjustment Date on which the Monthly LIBOR Option is in effect (the "Applicable LIBOR Margin Adjustment Date") (a) no Event of Default, shall have occurred and be continuing, and (b) Borrowers' financial statements delivered in accordance with Subsection 6.01(a) hereof indicate that at the conclusion of the Applicable Measurement Period the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth was (i) less than or equal to 1.5 to 1.0, the Applicable LIBOR Margin shall be adjusted effective as of such Applicable LIBOR Margin Adjustment Date to be one and three-quarters percent (1.75%), (ii) greater than
1.5 to 1.0, but less than or equal to 2.5 to 1.0, the Applicable LIBOR Margin shall be adjusted effective as of such Applicable LIBOR Margin Adjustment Date to be two percent (2.0%), (iii) greater than 2.5 to 1.0, but less than or equal to 3.0 to 1.0, the Applicable LIBOR Margin shall be adjusted effective as of such Applicable LIBOR Margin Adjustment Date to be two and one-quarter percent (2.25%), and (iv) greater than 3.0 to 1.0, the Applicable LIBOR Margin shall be adjusted effective as of such Applicable LIBOR Margin Adjustment Date to be two and one-half percent (2.50%). Notwithstanding the foregoing, the Applicable LIBOR Margin from Closing until the initial Applicable LIBOR Margin Adjustment Date shall be two and one-half percent (2.50%).

            "Applicable Measurement Period" shall mean, with respect to any Adjustment Date, the quarterly accounting period of Borrowers immediately preceding such Adjustment Date for which Borrowers shall have provided the monthly financial statements required pursuant to Subsection 6.01(a) hereof.

            "Applicable Prime Rate Margin" shall mean one-quarter of one percent (0.25%); provided, however, that the Applicable Prime Rate Margin is subject to periodic adjustment in the manner further described in this paragraph. If on any Adjustment Date on which the Prime Rate Option is in effect (the "Applicable Prime Rate Margin Adjustment Date") (a) no Event of Default, shall have occurred and be continuing, and (b) Borrowers' financial statements delivered in accordance with Subsection 6.01(a) hereof indicate that at the conclusion of the Applicable Measurement Period the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth was (i) less than or equal to 3.0 to 1.01, the


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Applicable Prime Rate Margin shall be adjusted effective as of such Applicable
Prime Rate Margin Adjustment Date to be zero percent (0.00%), and (ii) greater than 3.0 to 1.0, the Applicable Prime Rate Margin shall be adjusted effective as of such Applicable Prime Rate Margin Adjustment Date to be one-quarter of one percent (0.25%).

            "Available Funds" shall mean the gross balance in the Management Account, less Instruments presented for payment and less the aggregate amount of all deposited items which Bank has not credited to the Management Account as available.

            "Banking Day" shall mean any day that banks in the State of Maryland are not required or permitted to be closed.

            "Borrowing Base Certificate" shall mean a Certified written schedule and aging of Receivables in such form and containing such information as may from time to time be required by Bank.

            "Business Premises" shall mean 100 East Pratt Street, Suite 1600, Baltimore, Maryland 21202, and each of the premises identified in Schedule 4.09 attached hereto and incorporated by reference herein.

            "Certified" shall mean that the information, statement, schedule, report or other document required to be "Certified" contains a representation by a Borrower, that to such Borrower's knowledge and belief after diligent inquiry, such information, statement, schedule, report or other document is true and complete in all material respects.

            "Closing" shall mean the first date on which funds are advanced to Borrowers hereunder.

            "Closing Agreement" shall mean that certain Closing Agreement of even date herewith by and among Borrowers and Bank.

            "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

            "Collateral" shall mean: (a) all Receivables, and Inventory and Equipment and, in addition, all other property of each Borrower in which Bank has, or may in the future acquire or be granted, a Lien hereunder or under any of the Other Agreements; (b) all amounts now or in the future owed by Bank to any Borrower and all property and funds of each Borrower (including deposit accounts, certificates of deposit, and investments made or managed by Bank on behalf of such Borrower), now owned or hereafter acquired by each Borrower and now or hereafter in Bank's possession or control; (c) all present and future substitutions, replacements, appurtenances, accessories, accessions and materials and supplies

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relating to any of the foregoing; (d) all of each Borrower's present and future books and records in any form, in or on any media, including data processing materials in any form (including software, tapes, discs and the like), whether in the possession of such Borrower or any other person; and (e) all present and future proceeds and products of all of the foregoing in any form whatsoever and all rights, including rights to the payment of money for any reason, arising on account of any sale, assignment, lease, rental, license, exchange, liquidation, condemnation, taking, theft or any disposition of any nature of, or any damage or casualty to, or any loss with respect to, any of the foregoing or any rights or interests of any Borrower in any of the foregoing, including, without limitation, cash proceeds (including all payments under any indemnities, warranties or guaranties payable with respect to any of the foregoing), noncash proceeds and proceeds acquired with cash proceeds, whether any such proceeds constitute consumer goods, farm products, equipment, inventory, documents of title, chattel paper, accounts, instruments or general intangibles, and all proceeds of insurance policies insuring any of the foregoing or any risks to any Borrower associated with any of the foregoing.

            "Consolidated Cash Flow" shall mean the consolidated net income of Borrowers and Subsidiaries after tax plus depreciation less dividends paid on account of capital stock of Borrowers and Subsidiaries.

            "Consolidated Liabilities" shall mean the aggregate liabilities of Borrowers and Subsidiaries.

            "Consolidated Net Income" shall mean, with respect to Borrowers for any measurement period, the consolidated net income (or net deficit) of Borrowers for such period, which, for purposes of this Agreement, shall be equal to aggregate revenues and other income of Borrowers for such period less the aggregate for Borrowers during such period of (a) cost of goods sold, (b) interest expense, (c) operating expenses, (d) selling, general and administrative expenses, (e) taxes, (f) depreciation, depletion and amortizing of properties, and (g) any other items that are treated as expenses under GAAP, but excluding from the definition of Net Income, (i) extraordinary gains and losses in accordance with GAAP, and (ii) any nonrecurring write-up or write-down in the value of inventory in accordance with GAAP.

            "Consolidated Tangible Net Worth" shall mean the aggregate assets of Borrowers and Subsidiaries, exclusive of goodwill, trademarks, tradenames, licenses and such other assets as are properly classified as intangible assets according to generally accepted accounting principles, less Consolidated Liabilities.

            "Default" shall mean any event which, with the giving of notice or passage of time (or both), would constitute an Event of Default.

            "Default Rate of Interest" shall mean a fixed per annum rate of interest, adjusted as of the first day of each month, equal to the applicable Monthly LIBO Rate plus four and one-half percent (4.5%). The Default Rate of Interest shall become payable upon the giving of notice by Bank to Borrower as further provided in Subsection 2.02(a)(i) hereof, and shall initially be determined as of the first day of the calendar month in which such notice is given.

            "Domestic Borrower" shall mean a Borrower which is organized under the laws of any State.

            "Environmental Laws" shall mean all federal, state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

            "Equipment" shall mean: (a) all equipment of each Borrower of every type and description, now owned and hereafter acquired and wherever located, including, without limitation, all machinery, vehicles and other rolling stock, furniture, furnishings, tools, dies, leasehold improvements, fixtures, and materials and supplies relating to any of the foregoing; (b) all present and future documents of title and trust receipts relating to any of the foregoing;
(c) all present and future rights, claims and causes of action of each Borrower in connection with purchases by such Borrower of (or contracts for the purchase by such Borrower of), or warranties relating to, or damages to, goods held or to be held by such Borrower as equipment; (d) all present and future warranties, manuals and other written materials (and packaging thereof or relating thereto) relating to any of the foregoing; (e) all present and future rights, claims and causes of action of each Borrower in connection with any agreements pursuant to which any suppliers, manufacturers or other persons have agreed or may agree, conditionally or otherwise, to purchase or repurchase from such Borrower, in bulk or otherwise, any goods held or to be held by such Borrower as equipment; and (f) all present and future general intangibles of each Borrower in any way relating to any of the foregoing.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor legislation, and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

            Event of Default" shall mean any of the events described in Section 8 hereof.

            "Excess Funds" shall mean the amount by which Available Funds exceeds the Target Balance.

            "Foreign Borrower" shall mean a Borrower which is not a Domestic Borrower.

            "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time. In the event of a change in GAAP affecting the covenants contained in Subsections 6.15 or 6.16 of this Agreement or definitions contained in this Section 1 relating to such covenants, such covenants and definitions shall continue to be applied as though such change in GAAP had not occurred unless and until Bank and Borrowers shall agree in writing to amend or adjust such covenants or definitions as deemed necessary as a result of such change in GAAP.

            "good faith" shall mean, with respect to a determination to be made by Bank "in good faith," that Bank shall make such determination honestly and not maliciously.

            "Government Receivable" shall mean any Receivable which arises out of a contract with the United States of America or any State, county, municipality or any department, agency or instrumentality thereof.

            "Hazardous Substance" shall mean any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum-based products, methane and all other pollutants, contaminates, chemicals, industrial substances, industrial wastes, toxic substances, toxic wastes, toxic materials, hazardous substances, hazardous wastes and hazardous materials. The meaning of each term used in this definition shall include, without limitation, the meaning or meanings assigned to such term by any Environmental Laws.

            "Indebtedness" shall include all items which would properly be included in the liability section of a balance sheet in accordance with GAAP, and shall also include all contingent liabilities. Without limitation of the foregoing, operating leases of Borrower shall not be considered to be Indebtedness hereunder.

            "Instrument" shall mean any item for the payment of money drawn upon, or any charge against, the Management Account.

            "Inventory" shall mean: (a) all inventory of each Borrower of every type and description, now owned and hereafter acquired and wherever located, including, without limitation, raw materials, work in process, finished goods, goods returned or repossessed, and goods held for demonstration, marketing or similar purposes; (b) all present and future materials and supplies of each Borrower used, usable or consumed in the course of such Borrower's business, whether relating to the manufacture, assembly, installation, repair, packaging, packing or shipment of goods by such Borrower, or relating to advertising or any other aspect of such Borrower's business; (c) all present and future property of each Borrower in or on which any of the foregoing is stored or maintained; (d) all present and future warranties, manuals and other written materials (and packaging thereof or relating thereto) relating to any of the foregoing; (e) all present and future documents of title and trust receipts relating to any of the foregoing; (f) all present and future customer lists of each Borrower; (g) all present and future rights of each Borrower in connection with goods consigned to or by such Borrower; (h) all present and future rights of each Borrower as an unpaid seller of goods, including rights of stoppage in transit, detinue and reclamation; (i) all present and future rights, claims and causes of action of each Borrower in connection with purchases by such Borrower of (or contracts for the purchase by such Borrower of), or warranties relating to, or damages to, goods held or to be held by such Borrower as inventory; (i) all present and future rights, claims and causes of action of each Borrower in connection with any agreements pursuant to which any suppliers, manufacturers or other persons have agreed or may agree, conditionally or otherwise, to purchase or repurchase from such Borrower, in bulk or otherwise, any goods held or to be held by such Borrower as inventory; and (k) all present and future general intangibles of each Borrower in any way relating to any of the foregoing.

            "Lien" shall mean any statutory or common law consensual or nonconsensual mortgage, pledge, security interest, encumbrance, lien, right of setoff, claim or charge of any kind, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

            "Loan" shall mean the revolving loan made by Bank to Borrowers pursuant to Subsection 2.01 hereof.

            "Management Account" shall mean deposit account number 4400397313 maintained by THG at Bank.

            "Material Adverse Effect" shall mean a material adverse effect upon or change in (a) the business, assets, operations, business prospects or financial condition of (i) Borrowers and Subsidiaries measured as a whole, or
(ii) THG or any other Borrower or Subsidiary which, together with any other Borrower or Subsidiary suffering or affected by the same material adverse effect or change, has 20% or more of the Consolidated Tangible Net Worth of, or contributed, during any of the four previous four quarterly accounting periods of Borrowers, 20% or more of the Consolidated Cash Flow of, Borrowers and Subsidiaries taken as a whole (THG and each such other Borrower or Subsidiary, a "Material Borrower or Subsidiary"), (b) the ability of any Material Borrower or Subsidiary to conduct its business, (c) the ability of any Borrower or any Other Obligor to perform its respective obligations under this Agreement or under any of the Other Agreements to which it is a party, (d) the binding nature, validity or enforceability of this Agreement or any of the Other Agreements, (e) the validity, perfection, priority or enforceability of the Liens in favor of Bank securing the Obligations, (f) the prospect for the full and punctual payment and performance of all of the Obligations, or (g) the rights and remedies of Bank under this Agreement or any of the Other Agreements.

            "Maximum Loan Amount" shall mean, subject to the terms of the Closing Agreement (a) at any given time up to (and including) June 30, 1997, the lesser of (i) the Receivables Loan Percentage multiplied by Acceptable Receivables as disclosed in the most recent Borrowing Base Certificate provided to Bank (subject to the provisions of Subsection 3.03(f) hereof), or (ii) $6,000,000.00, and (b) at any given time after June 30, 1997, the lesser of (i) the Receivables Loan Percentage multiplied by Acceptable Receivables as disclosed in the most recent Borrowing Base Certificate provided to Bank (subject to the provisions of Subsection 3.03(f) hereof), or (ii) $8,000,000.00. Notwithstanding the foregoing, but subject to the terms of the Closing Agreement, upon the giving to Bank of not less than ten (10) days written notice prior to the first day of any calendar month commencing on or after July 1, 1997, Borrowers may elect to limit the Maximum Loan Amount during such month to the lesser of (x) the amount determined under clause (b)(i), or (y) $6,000,000.00 or $7,000,000.00 (as indicated by Borrowers in such notice).

            "Monthly LIBO Rate" shall mean the rate per annum, as determined by Bank in its sole discretion at Closing and on the first day of each month thereafter, equal to the London Interbank Offered Rate (adjusted to reflect the cost of insurance premiums and reserve requirements as they exist from time to time) published by Bloomberg or Dow-Jones Telerate, as BBA LIBOR on page 3750 (or Reuters Monitor Money Rates Service (LIBO page), if Bloomberg or Dow Jones-Telerate is not available), or such other page as may replace that page on that service for the purpose of displaying rates or prices comparable to that rate (rounded upwards, if necessary, to the next higher 1/100%), for deposits in Dollars on day, for a period of one month; provided, however, that if the first day of any month is not a day on which such rate is available, such rate shall be determined on the immediately preceding day on which such rate is available. If more than one such rate appears on such page or its replacement, the Monthly LIBO Rate shall be the arithmetic mean of such rates. The Monthly LIBO Rate shall be adjusted as of the first day of each month.

            "Monthly LIBOR Option" shall have the meaning given to such term in Subsection 2.02(b) hereof.

            "Non-Default Rate of Interest" shall mean (a) at all times when the Monthly LIBOR Option is in effect, a fixed per annum rate equal to the applicable Monthly LIBO Rate plus the Applicable LIBOR Margin, and (b) at all times when the Prime Rate Option is in effect, a fluctuating per annum rate equal to the Prime Rate plus the Applicable Prime Rate Margin.

            "Note" shall mean a promissory note of Borrowers in the form attached hereto as Exhibit A, and all renewals, replacements and extensions thereof.

            "Obligations" shall mean, as the same may be amended, modified, extended, renewed, supplemented, increased, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of each Borrower to Bank of every kind and nature, whether arising under this Agreement, the Other Agreements or otherwise (including, without limitation, all principal amounts, including future advances, interest charges, service charges, late charges, fees and all other charges and sums, as well as all reasonable costs and reasonable expenses, including reasonable attorneys' fees and expenses, payable or reimbursable by any Borrower under or pursuant to this Agreement, the Other Agreements and otherwise), whether direct or indirect, joint or several, contingent or non-contingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, secured or unsecured, related or unrelated to this Agreement, whether or not now contemplated, whether arising in contract, tort or otherwise, whether or not any instrument or agreement relating thereto specifically refers to this Agreement, and whether or not of the same character or class as any Borrower's obligations under this Agreement, including, without limitation, reimbursement obligations of each Borrower in connection with letters of credit issued by Bank, obligations of each Borrower in connection with overdrafts in any checking or other account of such Borrower at Bank, all claims against each Borrower acquired by assignment to Bank, and all claims of Bank against each Borrower arising or re-arising on account of or as a result of any payment made by such Borrower or any Other Obligor with respect to any obligations included in this definition which is rescinded or recovered from or restored or returned by Bank under authority of any law, rule, regulation, order of court or governmental agency, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

            "Other Agreements" shall mean, as the same may be amended, modified, extended, renewed, supplemented or replaced from time to time, any and all agreements, contracts, promissory notes and other instruments (including the Note), drafts, checks, bankers acceptances, security agreements, assignments, pledge agreements, hypothecation agreements, indemnification agreements, letters of credit and applications and agreements relating thereto, subordination agreements, mortgages, deeds of trust, leases, guaranties and other documents
(a) now and hereafter existing between Bank and any Borrower, (b) executed and/or delivered in connection with this Agreement or any of the Obligations, or
(c) evidencing, guaranteeing, securing (directly or indirectly), subordinating other obligations of any Borrower or any Other Obligor to, containing any warranties, covenants, agreements or representations of any person relating to, or in any other manner relating to, any of the Obligations or any obligation of any Other Obligor in connection with any of the Obligations. The Other Agreements shall include, without limitation, the instruments and documents referred to in Subsection 5.01 hereof.

      "Other Obligor" shall mean any person that is now or hereafter primarily or secondarily, or contingently or non-contingently, liable for or obligated upon or in connection with any of the Obligations, or, whether or not so liable, that has granted any Lien to or for the benefit of Bank as security for any of the Obligations or any obligations of any Other Obligor in connection with any of the Obligations.

      "Permitted Liens" shall mean; (a) Liens of Bank; (b) Liens for taxes not delinquent or for taxes being diligently contested in good faith by a Borrower by appropriate proceedings, subject to the conditions set forth in Subsection
6.02 hereof and provided such Lien is subordinate to any security interest of Bank in the property encumbered by such Lien or if not subordinate (and pending the outcome of such proceedings) Borrower has established appropriate reserves in accordance with GAAP for the payment of the amount necessary for the release of such Liens; (c) mechanic's, artisan's, materialman's, landlord's, carrier's or other like Liens arising in the ordinary course of business with respect to obligations which are not due or with respect to obligations which are being diligently contested in good faith by a Borrower by appropriate proceedings, provided appropriate reserves therefor are established by such Borrower in accordance with GAAP; (d) Liens arising out of a judgment, order or award with respect to which a Borrower shall in good faith be prosecuting diligently an appeal or proceeding for review and with respect to which there shall be in effect a subsisting stay of execution pending such appeal or proceeding for review, provided appropriate reserves therefor are established by such Borrower in accordance with GAAP and provided such Liens are subordinate to Bank's security interest in the property encumbered by such Lien; (e) any deposit of funds made in the ordinary course of business to secure obligations of a Borrower under worker's compensation laws, unemployment insurance laws or similar legislation, to secure public or statutory obligations of such Borrower, to secure surety, appeal or customs bonds in proceedings to which such Borrower is a party, or to secure such Borrower's performance in connection with bids, tenders, contracts (other than contracts for the payment of money), leases or subleases made by such Borrower in the ordinary course of business; (f) Purchase Money Liens provided the expenditure related to any such Lien is permitted by the provisions of Subsection 7.17 hereof; (g) the rights and interests of lessors under operating leases pursuant to which a Borrower, as lessee, leases assets used in a Borrower's business; (h) Liens specifically consented to by Bank in writing (including, without limitation, those Liens described in the Schedule 4.08 attached hereto and made a part hereof); and (i) other Liens not permitted within the scope of the preceding clauses of this definition, provided that (i) the aggregate amount of Indebtedness secured by such other Liens shall not exceed One Hundred and Fifty Thousand Dollars ($150,000.00) at any time outstanding, and (ii) such Liens are subordinate to the Liens of Bank in the property which is encumbered thereby.

      "person" shall mean any individual, corporation, partnership, joint venture, association, trust, government (or subdivision, agency or department thereof) or any other entity of any kind.

      "Preferred Stock Sale" shall have the meaning assigned to such term in Subsection 6.17(a) hereof.

      "Prime Rate" shall mean the rate of interest publicly announced by Bank from time to time as its prime rate. The Prime Rate is not necessarily intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors, and Bank may price loans at, above or less than the Prime Rate.

      "Prime Rate Option" shall have the meaning given to such term in Subsection 2.02(b) hereof.

      "Purchase Money Liens" shall mean Liens on property acquired by a Borrower or placed on any property of a Borrower in order to finance the acquisition thereof, provided that (a) any such Lien is created within 90 days of the acquisition of the property encumbered thereby, (b) the Indebtedness secured by any Lien so created does not exceed 100% of the lesser of cost or fair market value of the property covered thereby at the time of acquisition, and (c) such Lien shall only attach to the property acquired with the proceeds of the Indebtedness secured thereby.

      "Receivables" shall mean: (a) all of each Borrower's present and future accounts, contract rights, receivables, promissory notes and other instruments, chattel paper, general intangibles and investment property; (b) all present and future tax refunds of each Borrower and all present and future rights of each Borrower to refunds or returns of prepaid expenses, including unearned insurance premiums; (c) all present and future cash of each Borrower; (d) all deposit accounts now or hereafter maintained or established by, for or on behalf of each Borrower with any bank or other institution, and all balances of funds now or hereafter on deposit in all such accounts, including, without limitation, all checking accounts, collection accounts, lockbox accounts, disbursement accounts, concentration accounts and all other deposit accounts of every kind and nature;
(e) all present and future judgments, orders, awards and decrees in favor of each

Borrower and causes of action in favor of each Borrower; (f) all present and future claims, rights of indemnification and other rights of each Borrower under or in connection with any contracts or agreements to which such Borrower is or becomes a party or third party beneficiary; (g) all rights and claims of each Borrower with respect to any deposits of money or other property made with any lessors of any property, insurers, bonding agents or any other persons; (h) all present and future rights and claims which each Borrower may now or hereafter have under any insurance policies, contracts or coverages now or hereafter in effect; (i) all goods previously or hereafter returned, repossessed or stopped in transit, the sale, lease or other disposition of which contributed to the creation of any account, instrument or chattel paper of a Borrower; (j) all present and future rights of each Borrower as an unpaid seller of goods, including rights of stoppage in transit, detinue and reclamation; (k) all rights which each Borrower may now or at any time hereafter have, by law or agreement, against any account debtor or other obligor of such Borrower, and all rights and Liens which each Borrower may now or at any time hereafter have, by law or agreement, against any property of any account debtor or other obligor of such Borrower; (l) all present and future interests and rights of each Borrower, including rights to the payment of money, under or in connection with all present and future leases and subleases of real or personal property to which such Borrower is a party, as lessor, sublessor, lessee or sublessee; (m) all present and future customer lists of each Borrower; (n) all present and future contingent and non-contingent rights of each Borrower to the payment of money for any reason whatsoever, whether arising in contract, tort or otherwise, whether or not such rights are otherwise included in this definition; and (o) all present and future rights of each Borrower with respect to licenses, patents, copyrights, franchises, trade names and trademarks.

      "Receivables Loan Percentage" shall mean 80%.

      "Review Date" shall mean April 30, 1999, or such other date as Bank may agree in conformity with the requirements of Subsection 2.01(a) hereof.

      "State" shall mean any State of the United States and the District of Columbia.

      "Subsidiary" shall include any person at least a majority of the outstanding Voting Stock of which, now or in the future, is owned or controlled by a Borrower, directly or indirectly through one or more Subsidiaries.

      "Target Balance" shall mean $25,000.00.

      "Voting Stock" shall mean (a) the shares of any class of capital stock of a corporation having ordinary voting power to elect the directors, officers or trustees thereof, including such shares that shall or might have voting power by reason of the occurrence of one or more conditions or contingencies, (b) any limited liability company interests, membership interests or other equivalent interests or participations (however designated) of any limited liability company, and (c) any general or limited partnership interests or other interests or participations in any partnership, joint venture, trust or similar entity, in each case whether or not evidenced by stock certificates or similar instruments.

                                  2. THE LOANS

      2.01 Revolving Loan. (a) Bank agrees to make advances to Borrowers from time to time until the Review Date, subject to all of the terms and conditions of this Agreement (the "Loan"). All requests by Borrowers for advances shall be made in such manner and form and with such prior notice to Bank as Bank may reasonably require from time to time. Each such request (other than a request made under Subsection 2.01(d)) shall contain or be accompanied by such information and documents (which shall be Certified if required by Bank) concerning the Collateral, Borrowers' financial condition, use of the proceeds of such advance and of advances previously made and/or any other matters as Bank may from time to time require. In no event shall Bank be obligated to make any advance hereunder if a Default or an Event of Default shall have occurred or if such advance would cause the total principal amount of advances made and outstanding hereunder to exceed the Maximum Loan Amount. Even if the total principal amount of advances outstanding shall at any time and for any reason exceed the Maximum Loan Amount, Borrowers and all guarantors shall nonetheless be liable for the entire principal amount outstanding, with interest thereon at the rate and calculated in the manner provided herein and in the Note, in accordance with and subject to this Agreement, the Note and the guaranties of such guarantors. If the total principal amount of advances outstanding under the Loan shall at any time exceed the Maximum Loan Amount, Borrowers shall pay to Bank within one (1) Banking Day after demand the amount of such excess, with interest thereon at the rate and calculated in the manner provided herein and in the Note. Borrowers agree that Borrowers shall be jointly and severally liable for, and the Collateral shall secure, the repayment of each advance made by Bank to or for any Borrower hereunder, with interest at the rate and calculated in the manner provided herein and in the Note, whether or not such advance was duly requested or authorized by any Borrower and whether or not any person requesting such advance was duly authorized to make such request. Subject to all of the terms and conditions of this Agreement and the Other Agreements, Borrowers may borrow, repay and reborrow hereunder until the Review Date. All principal, all accrued and unpaid interest and all other sums and charges owing to Bank hereunder shall be due and payable on the Review Date without demand. Bank may, in its sole discretion, agree, but only in writing, to extend the Review Date for such time and upon such terms and conditions as Bank shall determine in its sole discretion.

            (b) Borrowers' joint and several obligation to repay the Loan with interest shall be evidenced by, and the Loan shall be repaid with interest in accordance with, the Note.

            (c) Borrowers jointly and severally agree to pay to Bank, in consideration of Bank's making credit available to Borrowers under the Loan, a monthly facility fee payable, for the prior calendar month or portion thereof, on the first (1st) of each month after the date hereof. The facility fee shall be calculated on the average daily unborrowed amount of the Maximum Loan Amount during each calendar month or portion thereof at a rate per annum (based on a year of 360 days for the actual number of days elapsed) re-established effective as of each Adjustment Date which shall equal (i) thirty one-hundredths of one percent (0.30%) if the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth at the conclusion of the Applicable Measurement Period is greater than 3.0 to 1.0, and (ii) one-quarter of one percent (0.25%) if the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth at the conclusion of the Applicable Measurement Period is equal to or less than 3.0 to 1.0; provided, however, that (x) from Closing until the first Adjustment Date occurring after the delivery of the financial statements of Borrowers for the monthly period ending March 31, 1997, the applicable rate shall be thirty one-hundredths of one percent (0.30%), and (y) upon the occurrence and during the continuance of any Event of Default, the facility fee shall accrue at the rate of thirty one-hundredths of one percent (0.30%).

            (d) In order to accommodate Borrowers' desire to manage their cash by initiating borrowings and payments under Bank's target balance management program, borrowings and payments under the Loan may be requested and made as follows. Until termination of Bank's target balance management program, presentment of any Instrument on the Management Account at a time when Excess Funds in the Management Account are not sufficient to cover the Instrument fully shall constitute a request by Borrowers for an advance. Bank may, in its sole discretion, honor any such Instrument and make an advance to Borrowers under the Loan in an amount at least equal to the face amount of the Instrument; provided, however, that if (i) it would be appropriate for Bank to honor an Instrument but for an insufficiency of funds in the Management Account, (ii) the Loan advance necessary to provide sufficient funds in the Management Account to honor the instrument would not cause the total principal amount of advances made and outstanding hereunder to exceed or to further exceed the Maximum Loan Amount, and (iii) no Default or Event of Default has occurred and is continuing, Bank shall make an advance to Borrowers under the Loan in the amount necessary to provide sufficient funds in the Management Account to honor the Instrument. Bank will monitor the Management Account on each Banking Day to determine the amount of Excess Funds, if any, in the Management Account, and Borrowers authorize Bank to transfer Excess Funds from the Management Account and apply the same in payment of the advances outstanding under the Loan. Borrowers further authorize Bank to make advances to Borrowers from time to time under the Loan in the amounts necessary to cause Available Funds to equal the Target Balance.

            (e) Borrowers shall pay to Bank a monthly service charge for the services to be performed by Bank under its target balance management program, which charge shall be determined according to the schedule of such charges as the same may be established from time to time by Bank. Borrowers acknowledge that the services to be performed by Bank under its target balance management program are provided as a service accommodation to Borrowers and do not and shall not constitute conditions to or consideration for the Obligations and, therefore, Bank shall have no liability to Borrowers and Borrowers shall not be entitled to any reduction in interest charged to Borrowers under the Loan on account of any failure of Bank to cause any reduction to be made in the principal amount outstanding under the Loan.

            (f) At any time Bank may terminate the operation of the target balance management program without prior notice to Borrowers; provided, however, that unless a Default or Event of Default shall have occurred and be continuing, Bank agrees to provide not less than two (2) Banking Days' written notice of any such termination to Borrowers. Borrowers may terminate the operation of the target balance management program upon two (2) Banking Days' written notice to Bank of such termination. After termination of the target balance management program, advances under the Loan shall be requested by Borrowers in such manner and form and with such prior notice as Bank may from time to time require. Each such request shall contain or be accompanied by such information and documents (which shall be Certified if required by Bank) concerning the Collateral, the financial condition of Borrowers, the use of the proceeds of such advance and of advances previously made and/or any other matters as Bank may from time to time require.

      2.02 Interest. (a) Until the occurrence of an Event of Default, all principal sums outstanding under the Loan and/or the Note shall bear interest at the Non-Default Rate of Interest. After the occurrence of an Event of Default, all principal sums outstanding under the Loan and/or the Note shall bear interest until paid at the Default Rate of Interest; provided, however, that (i) interest shall not be payable at the Default Rate of Interest until Bank shall have notified Borrowers of Bank's election to charge the Default Rate of Interest, and (ii) if the Event of Default on which the charging of the Default Rate of Interest is based shall be cured or waived or otherwise discontinued, then and thereafter (until the occurrence of a subsequent Event of Default) interest shall be payable at the Non-Default Rate of Interest.

            (b) Subject to the provisions of Subsection 2.02(a) above, Borrowers may, at their option, elect to have interest on the Advances accrue at (a) a fixed monthly rate equal to the Monthly LIBO Rate plus the Applicable LIBOR Margin (the "Monthly LIBOR Option"), or (ii) a fluctuating rate equal to the Prime Rate plus the Applicable Prime Rate Margin (the "Prime Rate Option"). At Closing, the Monthly LIBOR Option shall be in effect. Borrowers may change from the

Prime Rate Option to the Monthly LIBOR Option (and vice versa) on two Banking Days prior written notice to Bank; provided, however, that (i) any such change shall only become effective on the first day of the month which is not less then two Banking Days following the giving of such notice, and (ii) all Advances shall be subject to the same Option selected by Borrowers (i.e., the Prime Rate Option and the Monthly LIBOR Option may not exist simultaneously).

            (c) Accrued interest on the Advances shall be payable monthly as provided in the Note and shall be calculated on a year of 360 days based on the actual number of days elapsed. The rate of interest on the Advances may fluctuate and vary from time to time depending on changes in the Prime Rate or in the Monthly LIBO Rate, as applicable. If the Prime Rate or the Monthly LIBO Rate (as applicable) shall increase or decrease, then such rate of interest shall automatically and contemporaneously increase or decrease (as the case may be) so as to reflect such increase or decrease in the Prime Rate or the Monthly LIBO Rate, as applicable.

      2.03 Prepayment. Borrowers may at their option prepay any or all of the Loan in whole at any time or in part from time to time without penalty or premium. All prepayments shall be accompanied by the payment of accrued and unpaid interest on the Loan to the date of payment. All payments may, in Bank's discretion, be applied first to the payment of outstanding late charges (if any), then to accrued and unpaid interest and then to the unpaid principal balance.

      2.05 Late Charge. If any payment required to be made by Borrowers hereunder or under the Note (excluding in each case any accelerated payments and payments due on the Review Date) is not paid within 15 days after the date on which such payment is due, Borrowers shall pay to Bank on demand a late charge equal to 5% of the amount of such payment.

                                   3. SECURITY

      3.01 Security Interest. As security for the payment and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, each Borrower hereby grants to Bank a lien and continuing security interest in, and pledges and assigns to Bank, the Collateral. Bank's security interest shall continually exist until (a) all Obligations have been paid in full, and (b) there exits no commitment by Bank which could give rise to any Obligations, whether or not all Obligations shall at any time or from time to time be reduced to zero. Each Borrower shall make notations, satisfactory to Bank, on its books and records disclosing the existence of Bank's security interest in the Collateral. Bank shall have no liability or duty, either before or after the occurrence of an Event of Default hereunder, on account of loss of or damage to, or to collect or enforce any of its rights against, the Collateral, or to preserve any rights against account debtors or other parties with prior interests in the Collateral, the sole duty of Bank in this regard being to exercise reasonable care with respect to tangible Collateral in its actual possession.

      3.02 Covenants and Representations Concerning Collateral. With respect to all of the Collateral, each Borrower covenants, warrants and represents that:

            (a) No financing statement covering any of the Collateral is on file in any public office or land or financing records except for financing statements in favor of Bank and financing statements with respect to any Permitted Liens described in Schedule 4.08 hereto and Borrowers are the legal and beneficial owner of all of the Collateral, free and clear of all Liens, except for Permitted Liens.

            (b) The security interest in the Collateral granted Bank hereunder shall be subject only to Permitted Liens which are entitled to priority under applicable law and are not required to be subordinate to Bank's Liens under the provisions of the "Permitted Liens" definition. No Borrower will, except in the ordinary course of business, transfer, discount, sell, grant or assign any interest in the Collateral nor, without Bank's prior written consent, permit any other Lien to be created or remain thereon except for Permitted Liens. Upon the filing of the financing statements identified in Subsection 5.01(e) with the appropriate filing offices in each of jurisdictions in which a Business Premises of THG is located, Bank will have a perfected Lien in all of the Collateral owned by THG in which a Lien may be perfected by the filing a financing statement.

            (c) Borrowers will maintain the Collateral in good order and condition, ordinary wear and tear excepted, and will use, operate and maintain the Collateral in compliance in all material respects with all laws, regulations and ordinances and in compliance in all material respects with all applicable insurance requirements and regulations. Borrowers will promptly notify Bank in writing of any litigation involving or affecting the Collateral which any Borrower knows or has reason to believe is pending or threatened. Borrowers will promptly pay when due all taxes and all transportation, storage, warehousing and other such charges and fees affecting or arising out of or relating to the Collateral and shall defend the Collateral, at Borrowers' expense, against all claims and demands of any persons claiming any interest in the Collateral adverse to any Borrower or Bank.

            (d) At all reasonable times Bank and its agents and designees may enter the Business Premises and any other premises of Borrowers and inspect the Collateral and all books and records of Borrowers (in whatever form).

            (e) Borrowers will maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such loss deductible amounts and with such companies as may be satisfactory to Bank, and each such policy shall contain a clause or endorsement satisfactory to Bank naming Bank as mortgagee and a clause or endorsement satisfactory to Bank that such policy may not be cancelled or altered and Bank may not be removed as mortgagee without at least 30 days prior written notice to Bank. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that no Borrower will be deemed a coinsurer under applicable insurance laws, regulations, policies or practices. Each Borrower hereby assigns to Bank and grants to Bank a security interest in any and all proceeds of such policies and authorizes and empowers Bank to adjust or compromise any loss under such policies and to collect and receive all such proceeds. Each Borrower hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to Bank and not to any Borrower and Bank jointly. Each Borrower authorizes and empowers Bank to execute and endorse in such Borrower's name all proof of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any persons making payments to Bank under the terms of this paragraph are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all reasonable costs and reasonable expenses (including reasonable attorney's fees) incurred by Bank in the collection and handling of such proceeds, the net proceeds may be applied, at Bank's option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Bank, or as a credit against such of the Obligations, whether matured or unmatured, as Bank shall determine in Bank's sole discretion.

            (f) All books and records pertaining to the Collateral are located at the Business Premises and no Borrower will change the location of such books and records without the prior written consent of Bank, which consent shall not be unreasonably withheld or delayed provided Borrowers shall have undertaken all acts required to ensure the continued perfection and priority of Bank's Lien therein and in any other Collateral affected by such change in location.

            (g) Except for (i) any vehicles of a Borrower, (ii) Collateral in transit to a Borrower or to customers of a Borrower, and (iii) mobile goods of a type normally used in more than one jurisdiction, all of the Collateral is, and, unless Bank shall consent otherwise in writing, shall remain located at the Business Premises.

            (h) Each Borrower shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Bank may reasonably request to vest in and assure to Bank its rights hereunder or in any of the Collateral, including, without limitation, the execution and delivery of financing statements, financing statement amendments and/or continuation statements, assignments of trademarks and powers of attorney in connection therewith, and Borrowers jointly and severally agree to pay all applicable taxes, filing fees and other reasonable costs (including reasonable attorney's fees) paid or incurred by Bank in connection with the preparation and filing or recordation thereof.

            (i) A carbon, photographic or other reproduction of any financing statement signed by a Borrower in connection with this Agreement shall be sufficient as a financing statement.

            (j) Whenever required by Bank, each Borrower shall promptly deliver to Bank, with all endorsements and/or assignments required by Bank, all instruments, chattel paper, guaranties and the like received by such Borrower constituting, evidencing or relating to any of the Collateral or proceeds of any of the Collateral.

            (k) Borrowers shall identify in the information accompanying each Borrowing Base Certificate any Government Receivable which causes all outstanding Government Receivables (other than Governmental Receivables that have been assigned to Bank in accordance with the Federal Assignment of Claims Act and/or any other applicable federal, State and local laws and regulations relating to the assignment of governmental obligations) to exceed (or to further exceed) $100,000.00 and, if required by Bank, shall execute and deliver any agreements, notices and/or assignments and do such other things as may be satisfactory to Bank in order that all sums due and to become due to the applicable Borrower with respect to such Receivable shall be duly assigned to Bank in accordance with the Federal Assignment of Claims Act (31 United States Code Section 1203; 41 United States Code Section 15) and/or any other applicable federal, State and local laws and regulations relating to the assignment of governmental obligations.

            (l) Each Borrower agrees that until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, no Borrower will, without Bank's prior written consent, (i) consign any Collateral to any consignee, (ii) store or place any Collateral with any warehouseman, artisan, processor, contractor or bailee, or (iii) enter into any agreement (for example, a license agreement) which is inconsistent with any Borrower's obligations under this Agreement. Each Borrower further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or to take any action, which would materially adversely affect the validity or enforcement of the rights transferred to Bank under this Agreement.

      3.03 Covenants and Representations Concerning Receivables. Each Borrower covenants, warrants and represents that:

            (a) Immediately upon learning thereof, Borrowers shall notify Bank of any event or circumstance which disqualifies any account as an Acceptable Receivable in whole or in part if (i) the amount of such disqualified account (or disqualified portion of such account) exceeds $100,000.00. or (ii) as a result of the disqualification of such account (or portion of such account) the amount of advances outstanding under the Loan would exceed (or further exceed) the Maximum Loan Amount.

            (b) Without Bank's prior written consent, no Borrower shall permit or agree to any payment extension with respect to any Receivable other than in the ordinary course of business nor permit or agree to any modification or compromise with respect to any Receivable other than in the ordinary course of business.

            (c) If required by Bank, each Borrower shall keep segregated from all other property of such Borrower and hold in trust for Bank and subject to Bank's instructions, all goods rejected or returned by any account debtor and all goods repossessed from or stopped in transit to any account debtor.

            (d) Each account reported to Bank as an Acceptable Receivable is genuine, valid, enforceable and in all respects what it purports to be and represents a bona fide transaction completed and performed in accordance with the contract(s), purchase order(s), invoice(s) and other documentation relating thereto.

            (e) All accounts shown on each Borrower's books and records and on all invoices, purchase orders, reports, statements and schedules provided to Bank are actually and unconditionally owing to such Borrower.

            (f) No account has been or will be reported or scheduled to Bank as an Acceptable Receivable which a Borrower knows or should know is not an Acceptable Receivable and Borrowers shall pay to Bank upon demand the amount advanced by Bank with respect to any account reported or scheduled to Bank as an Acceptable Receivable which is not an Acceptable Receivable or which subsequently becomes unacceptable; provided, however, that (i) Borrower shall not be required to make any such payment if the exclusion of such account from the Acceptable Receivables would not cause the total principal amount of advances made and outstanding under the Loan to exceed the Maximum Loan Amount (giving effect to the exclusion of such account), and (ii) if such account shall have become unacceptable as a result of a change in Bank's criteria for determining Acceptable Receivables, then such payment shall not be due until the scheduled delivery date of the first Borrowing Base Certificate reflecting that such account is no longer an Acceptable Receivable.

            (g) Borrowers shall deliver to Bank within 25 days after the end of each monthly accounting period of Borrowers, a Borrowing Base Certificate effective as of the end of such accounting period accompanied by such documents as may from time to time be required by Bank, and accompanied by such evidence as may from time to time be required by Bank of the existence, date of creation and amount of, and the names and addresses of account debtors and other obligors with respect to, Receivables, including, without limitation, contracts, invoices, purchase orders, acceptances and evidences of delivery or other performance by Borrowers.

      3.04 Collateral Collections. Bank shall have the right at any and all times: (a) following the occurrence and during the continuance of an Event of Default, to notify and/or require Borrowers to notify any or all account debtors and other obligors on Receivables to make payments thereon directly to Bank or in care of a post office lock box under the sole control of Bank established at Borrowers' expense subject to Bank's customary arrangements and charges therefor, and to take any or all action with respect to Receivables as Bank shall determine in its sole discretion, including, without limitation, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility to any Borrower or any guarantor therefor; (b) following the occurrence and during the continuance of a Default or an Event of Default, to require each Borrower to segregate and hold in trust for Bank and, on the day of Borrower's receipt thereof, transmit to Bank in the exact form received by such Borrower (except for such assignments and endorsements as may be required by Bank), all cash, checks, drafts, money orders and other items of payment constituting Collateral or proceeds of Collateral for application, upon collection when applicable, against such of the Obligations, whether matured or unmatured, as Bank shall determine in its sole discretion; and/or (c) following the occurrence and during the continuance of a Default or an Event of Default, to establish and maintain at Bank a "Repayment Account," which shall be under the exclusive control of and subject to the sole order of Bank and which shall be subject to the imposition of such customary charges as are imposed by Bank from time to time upon such accounts, for the deposit, as a tender of payment of the Obligations, of cash, checks, drafts, money orders and other items of payment constituting Collateral or proceeds of Collateral coming into Bank's possession pursuant to the terms of this Agreement and from which Bank may, in its sole discretion, at any time and from time to time, withdraw all or any part of the balance for application against such of the Obligations, whether matured or unmatured, as Bank shall determine in its sole discretion.

                        4. REPRESENTATIONS AND WARRANTIES

      To induce Bank to enter into this Agreement, each Borrower represents and warrants to Bank that:

      4.01 Good Standing. Each Borrower and each Subsidiary is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation, has the power to own its property and to carry on its business and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

      4.02 Authority. Each Borrower has, and each Other Obligor which has executed any Other Agreements in connection with this Agreement has, full power and authority to enter into this Agreement and all Other Agreements executed by it in connection with this Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary corporate, limited liability company, partnership and other action, and no consent or approval of any person, including, without limitation, its stockholders, members, member representatives or partners, and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof or thereof.

      4.03 Binding Agreements. This Agreement and all Other Agreements executed by any Borrower and/or Other Obligors in connection with this Agreement have been duly executed and delivered by each Borrower and each such Other Obligor, and constitute, and will continue to constitute, the valid and legally binding obligations of each Borrower and each such Other Obligor, and are, and will continue to be, fully enforceable against each Borrower and each such Other Obligor in accordance with their terms, subject to bankruptcy and other laws affecting the rights of creditors generally.

      4.04 No Conflicting Agreements. The execution, delivery and performance by each Borrower, and by each Other Obligor which has executed any Other Agreements in connection with this Agreement, of this Agreement and all Other Agreements executed by any Borrower and/or Other Obligors in connection with this Agreement, and the borrowings hereunder, will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority,
(ii) the corporate charter or bylaws of any Borrower, any Subsidiary or any Other Obligor that is a corporation, the certificate of formation or limited liability company agreement of any Subsidiary or any Other Obligor that is a limited liability company, or the partnership agreement of any Subsidiary or Other Obligor that is a partnership, or (iii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which any Borrower, any Subsidiary or any Other Obligor is a party or by which any one or more of them, or any of their property, is bound.

      4.05 Litigation. Except as provided in Schedule 4.05 attached hereto and made a part hereof, there are no judgments, injunctions or similar orders or decrees, claims, actions, suits or proceedings pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower, any Subsidiary or any Other Obligor, or any property of any Borrower, any Subsidiary or any Other Obligor, at law or in equity, by or before any court or any federal, State, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in any material adverse change in the business, operations, prospects, properties or in the condition, financial or otherwise, of any Borrower, and no Borrower or any Subsidiary is, to the knowledge of any Borrower, in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or any federal, State, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on any Borrower.

      4.06 Financial Condition. (a) No Borrower, Subsidiary or Other Obligors is insolvent (as defined in Section 101 of the United States Bankruptcy Code), unable to pay its debts as they mature or engaged in business for which its property is an unreasonably small capital.

            (b) No Borrower, Subsidiary or Other Obligors is or has been the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding.

            (c) The financial statements of Borrowers for the fiscal year ending December 31, 1996, and for the three-month period ending March 31, 1997, and heretofore delivered to Bank are true and complete, fairly present the financial condition of Borrowers as at such dates and the results of their operations for the periods then ended and were prepared in accordance with GAAP applied on a consistent basis for prior periods. There is no Indebtedness of any Borrower as of the date of such statements which is not reflected therein and no material adverse change in the operations or financial condition of any Borrower has occurred since the date of such statements. The pro forma quarterly financial statements of Borrowers for the fiscal years ending December 31, 1997, and December 31,1998, heretofore delivered to Bank, are complete and fairly present Borrowers' projections for such periods; provided, however, that Bank acknowledges that the projections for the fiscal year ending December 31, 1997, are being revised to reduce projected operating income to a figure not less than $3,000,000.00.

      4.07 Taxes. Each Borrower, each Subsidiary and each Other Obligor has paid or caused to be paid all federal, State, local and foreign taxes to the extent that such taxes have become due and has filed or caused to be filed all federal, State, local and foreign tax returns which are required to be filed by each Borrower, each Subsidiary and each Other Obligor.

      4.08 Title to Properties. Each Borrower has good and marketable title to all of its properties and assets (including the Collateral) and all of the properties and assets of each Borrower are free and clear of Liens, except for Permitted Liens (including those liens disclosed in Schedule 4.08 attached hereto and made a part hereof).

      4.09 Place of Business. Borrowers' only places of business are located at the Business Premises and the chief executive office of THG is located at 100 East Pratt Street, Suite 1600, Baltimore, Maryland 21202. Borrowers will not change such location(s) or have or maintain any other place of business without Bank's prior written consent.

      4.10 Financial Information. All financial statements, schedules, reports and other information supplied to Bank by or on behalf of Borrowers (or any of them) heretofore and hereafter are and will be true and complete.

      4.11 Subsidiaries. Except for Subsidiaries of THG which are Borrowers and Subsidiaries hereafter formed or acquired with Bank's prior written consent, there are and will be no Subsidiaries.

      4.12 Licenses and Permits. Each Borrower, each Subsidiary and each Other Obligor that is not an individual has duly obtained and now holds all licenses, permits, certifications, approvals and the like required by federal, State and local laws of the jurisdictions in which such Borrower, such Subsidiary and such Other Obligor conducts its business and each remains valid and in full force and effect.

      4.13 Certain Indebtedness. Except as identified in Schedule 7.01 attached hereto and made a part hereof there is no Indebtedness of any Borrower owing to any employee, officer, stockholder or director of any Borrower other than accrued salaries, commissions and the like.

      4.14 Broker's or Finder's Commissions. No broker's or finder's fee or commission is or will be payable in connection with this Agreement or the transactions contemplated hereby, and Borrowers jointly and severally agree to save harmless and indemnify Bank from and against any claim, demand, action, suit, proceeding or liability for any such fee or commission, including any costs and expenses (including attorney's fees) incurred by Bank in connection therewith. The provisions of this Subsection shall survive the termination of this Agreement and Bank's security interest hereunder and the payment of all other Obligations.

      4.15 Outstanding Indebtedness: Defaults. No Borrower has any outstanding Indebtedness except as permitted by Subsection 7.01 hereof. No Borrower, Subsidiary or Other Obligor is in default under any instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which such Borrower, Subsidiary or Other Obligor is a party or by which any one or more of them, or any of their property, is bound.

      4.16 Capital Stock. All of the issued and outstanding capital stock of each Borrower is owned by those persons and in those amounts indicated in
Schedule 4.16 attached hereto and made a part hereof.

      4.17 Regulation U. No Borrower or Subsidiary owns or presently intends to acquire any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System. None of the proceeds of any advances hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U. No Borrower or any agent acting on such Borrower's behalf has taken or will take any action which might cause this Agreement to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

      4.18 Employee Matters. (a) With respect to each employee pension benefit plan, as defined in Section 3(2) of the ERISA (a "Retirement Plan"), established or maintained or to which contributions have been made by or for any Borrower, or any Subsidiary (including, for purposes of this Section, any other entity, whether or not incorporated, which is part of a controlled group including any Borrower or which is under common control with any Borrower, as defined in Sections 414(b) and (c) of the Code): (i) the Retirement Plan, including all amendments, is the subject of a favorable determination letter from the Internal Revenue Service (or an application for such a letter is presently pending); (ii) the Retirement Plan is and has at all times been qualified, in form and operation, under Section 401(a) of the Code; (iii) the Retirement Plan is and has at all times been administered, maintained and operated in compliance with its terms and with all applicable provisions of the Code, ERISA and all other applicable federal, state and local laws (and all rules and regulations promulgated thereunder); (iv) no Borrower or any Subsidiary, nor, to the knowledge of any director or officer of any Borrower or any Subsidiary, any other person or entity who or which is a party in interest as defined in Section 3(14) of ERISA, or a disqualified person as defined in Section 4975(e)(2) of the Code, has acted or failed to act with respect to the Retirement Plan in any manner which constitutes a breach of fiduciary responsibility within the meaning of Title I, Part 4 of ERISA, a prohibited transaction within the meaning of
Section 4975 of the Code or Sections 406 through 408 of ERISA, or any other violation of ERISA; (v) no contributions to the Retirement Plan are past due;
(vi) no proceedings, investigations, filings or other matters are pending before the Internal Revenue Service, the Department of Labor or any court with respect to the Retirement Plan or the operation thereof; (vii) if the Retirement Plan is a multiemployer plan, as defined in Sections 3(37) or 4001(a)(3) of ERISA, no Borrower or any Subsidiary has incurred, and no Borrower or any Subsidiary expects to incur, any withdrawal liability which has not been satisfied in connection with any complete or partial withdrawal from the Retirement Plan occurring on or before the date hereof; and (viii) if subject thereto, the Retirement Plan has been funded in accordance with the minimum funding standards described in Section 412 of the Code and Title I, Subtitle B, Part 3 of ERISA (for which purpose there is no "accumulated funding deficiency"), and in accordance with principles that are actuarially sound for such Retirement Plan.

            (b) With respect to each Retirement Plan which is a defined benefit plan, as defined in Section 3(35) of ERISA: (i) no event has occurred within the 12 month period preceding the date hereof, or, to the knowledge of any director or officer of any Borrower or any Subsidiary is threatened or about to occur, which would materially adversely affect the actuarial status of the Retirement Plan; (ii) no fact exists in connection with the Retirement Plan (or with respect to any other defined benefit plan maintained by any Borrower or any Subsidiary at any time after September 2, 1974) which constitutes a reportable event (other than those for which notice has been waived by the Pension Benefit Guaranty Corporation (the "PBGC")) under Section 4043(b) of ERISA or which constitutes grounds for termination by, or other liability to, the PBGC pursuant to Title IV of ERISA; (iii) all premiums due the PBGC have been timely paid; and
(iv) if the Retirement Plan were terminated, the termination would qualify under the standard termination procedure, as described in Section 4041(b) of ERISA (and Part 2617 of the PBGC regulations), without payment of any additional contributions by any Borrower or any Subsidiary.

            (c) With respect to each employee welfare benefit plan, as defined in Section 3(1) of ERISA (a "Welfare Plan"), established or maintained or to which contributions have been made by or for any Borrower or any Subsidiary: (i) the Welfare Plan is and has at all times been administered, maintained and operated in compliance with its terms and with all applicable provisions of ERISA and the Code (including the continuation coverage requirements for group health plans, commonly known as "COBRA requirements," under Sections 106(b), 162(i)(2) & (3), and 162(k) of the Code and Sections 601-607 of ERISA) and all other applicable federal, state and local laws (and all rules and regulations promulgated thereunder); (ii) no Borrower or any Subsidiary nor to the knowledge of any director or officer of any Borrower or any Subsidiary, any other person or entity who or which is a party in interest as defined in Section 3(14) of ERISA, has acted or failed to act with respect to the Welfare Plan in any manner which constitutes a breach of fiduciary responsibility within the meaning of Title I, Part 4 of ERISA, a prohibited transaction within the meaning of Sections 406 through 408 of ERISA, or any other violation of ERISA; (iii) no contributions to the Welfare Plan are past due; (iv) no proceedings, investigations, filings or other matters are pending before the Department of Labor or any court, with respect to the Welfare Plan or the operation thereof; and (v) the Welfare Plan is either unfunded or is funded solely through insurance contracts.

            (d) All Retirement Plans and Welfare plans (jointly "Benefit Plans") are in substantial compliance with all applicable reporting, disclosure and other requirements of the Code and ERISA.

            (e) There are no actions, suits or claims pending or, to the best knowledge of any Borrower or any Subsidiary, threatened with respect to any Benefit Plan, or any administrator or fiduciary thereof.

            (f) There are no strikes, work stoppages, material grievance proceedings or other material controversies pending, imminent or, to any Borrower's knowledge and belief, threatened between any Borrower and any employees of any Borrower or between any Borrower and any union or other collective bargaining unit representing employees of any Borrower.

      4.19 Compliance With Laws. No Borrower, Subsidiary or Other Obligor is in violation of, or under investigation with respect to or threatened to be charged or given notice of a violation of, any applicable law, rule, regulation, order or judgment relating to any of its businesses, properties or operations, including, without limitation, ERISA, any law, rule, regulation or order regarding the collection, payment and deposit of employees' income, unemployment and social security taxes or of sales, use or excise taxes, any Environmental Laws, any laws pertaining to occupational safety and health or any laws relating to public health.

      4.20 Representations. All representations and information heretofore made or supplied to Bank by or on behalf of any Borrower, any Subsidiary or any Other Obligor, including, without limitation, all representations and information heretofore made or supplied to Bank pursuant to or in connection with this Agreement or any of the Other Agreements or any transaction involving or affecting any Borrower, any Subsidiary or any other Obligor, were, at the time made or supplied to Bank, true and complete in all material respects, and all representations and information hereafter made or supplied to Bank by or on behalf of any Borrower, any Subsidiary or any Other Obligor, including, without limitation, all representations and information hereafter made or supplied to Bank pursuant to or in connection with this Agreement or any of the Other Agreements or any transaction involving or affecting any Borrower, any Subsidiary or any Other Obligor, will be, at the time made or supplied to Bank, true and complete in all material respects.

      4.21 Solvency. Each Borrower has received, or has the right hereunder to receive by way of subrogation, contribution or otherwise, consideration which is the reasonable equivalent value of the obligations and liabilities that such Borrower has incurred to Bank hereunder, under the Note and under the Other Agreements. No Borrower is insolvent as defined in Section 101 of Title 11 of the United States Code or any applicable state insolvency statute, nor, after giving effect to the consummation of the transactions contemplated herein, will any Borrower be rendered insolvent by the execution and delivery of this Agreement, the Note or the Other Agreements to Bank No Borrower is engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Bank incurred hereunder, under the Note and under the Other Agreements and its rights to contribution against the other Borrowers. No Borrower intends to, nor does it believe that it will, incur debts beyond the ability of Borrowers, taken as a whole, to pay them as they mature.

      4.22 Operations of Affiliate Borrowers. THG and each of Affiliate Borrowers are engaged as an integrated and intertwined group of entities in the business of integrating enterprise-wide software Systems.

                            5. CONDITIONS OF LENDING

      Unless Bank shall otherwise agree, Bank shall have no obligation to advance any funds to Borrowers hereunder unless each of the following conditions precedent shall he satisfied as provided below:

      5.01 Documents. There shall have been delivered to Bank, appropriately completed and duly executed (when applicable), the following, each in form and substance satisfactory to Bank: (a) the Note; (b) certificates of the Secretaries of Borrowers (i) to the effect that resolutions in form and content satisfactory to Bank authorizing the transactions contemplated hereby have been duly adopted and remain in full force and effect, (ii) certifying the incumbency and signatures of the officers of Borrowers authorized to execute this Agreement and the Other Agreements, and (iii) certifying the Articles of Incorporation and By-Laws of each of Borrowers as being true and complete; (c) evidence satisfactory to Bank that all insurance coverages and all insurance clauses or endorsements required pursuant to this Agreement and the Other Agreements are in effect, together with copies of all insurance policies and endorsements; (d) a written opinion of counsel to Borrowers, dated as of Closing and addressed to Bank, relating to such matters in connection with the transactions contemplated hereby as may be required by Bank; and (e) such financing statements as may be required by Bank.

      5.02 No Default. At Closing and at the time of every subsequent advance under this Agreement, Bank shall be fully satisfied that (a) all of the covenants, conditions, warranties and representations set forth herein and in the Other Agreements have been complied with and are true and complete on and as of such time with the same effect as though such covenants, conditions, warranties and representations had been made on and as of such time (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (b) no Default and no Event of Default shall have occurred, and (c) the documents and matters required to be executed, delivered, opined and/or Certified pursuant to Subsection 5.01 hereof shall be in full force and effect and/or true and complete, as the case may be.

      5.03 Deemed Representations. Each request for an advance hereunder and acceptance by Borrowers of the proceeds thereof shall constitute a representation and warranty by Borrowers that the statements contained in clauses (a), (b) and (c) of Subsection 5.02 above are true and correct both on the date of such request and, unless Borrowers otherwise notify Bank prior to the making of such advance, on the date of the making of such advance.

      5.04 Legal Matters. At Closing, all legal matters in connection therewith or incidental thereto shall be fully satisfactory to Bank's counsel.

      5.05 Financial Condition at Closing. The financial condition of each Borrower shall be satisfactory to Bank and there shall have been delivered to Bank such written statements, schedules or reports in such form, containing such information and accompanied by such documents as may be satisfactory to Bank concerning the financial condition of any Borrower, any of the Collateral or any other matter or matters as Bank may require.

      5.06 Closing Fee. Pay to Bank the Closing Fee (as defined in Subsection
6.17 hereof.

                            6. AFFIRMATIVE COVENANTS

      Each Borrower covenants and agrees with Bank that, until (a) all Obligations have been paid in full and (b) there exists no commitment by Bank which could give rise to any Obligations, each Borrower will:

      6.01 Financial Statements. Furnish to Bank in writing: (a) as soon as available but in no event more than 45 days after the end of each monthly accounting period of Borrowers, a consolidated and consolidating statement of income and retained earnings of Borrowers and any Subsidiaries for such period and for the period from the beginning of the current fiscal year of Borrowers to the end of each period, and a consolidated and consolidating statement of cash flows of Borrowers and any Subsidiaries for such period and for the period from the beginning of the current fiscal year of Borrowers to the end of each period, and a consolidated and consolidating balance sheet of Borrowers and any Subsidiaries as at the end of such period, setting forth in each case in comparative form figures for the budgeted results for such period and figures for the corresponding periods in the preceding fiscal year of Borrowers, all in detail and scope satisfactory to Bank, prepared in accordance with GAAP consistently applied, Certified by the chief financial officer of THG and accompanied by a certificate of that officer or of the chief executive officer of THG stating whether any Default or Event of Default has occurred and, if so, stating the facts with respect thereto: provided, further, that the financial statements of Borrowers described in clause (a) which are provided for the last calendar month of each quarterly accounting period of Borrowers shall also be accompanied by a financial covenant compliance worksheet Certified by the chief financial officer of THG or by the chief executive officer of THG and otherwise in form and substance acceptable to Bank demonstrating Borrowers' compliance with the provisions of Subsections 6.15 and 6.16 hereof; (b) as soon as available but in no event more than 120 days after the end of each fiscal year of Borrowers, a consolidated and consolidating statement of income and retained earnings of Borrowers and any Subsidiaries for such year, and a consolidated and consolidating statement of cash flows of Borrowers and any Subsidiaries for such year, and a consolidated and consolidating balance sheet of Borrowers and any Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year of Borrowers, all in detail and scope satisfactory to Bank, prepared in accordance with GAAP consistently applied and examined and audited by independent certified public accountants satisfactory to Bank, accompanied by a report of such independent certified public accountants with respect to such financial statements which is satisfactory to Bank, and accompanied by (i) a certificate of the chief financial officer or the chief executive officer of THG stating whether any Default or Event of Default has occurred and, if so, stating the facts with respect thereto, and (ii) a financial covenant compliance worksheet Certified by such officer or by the chief executive officer of THG and otherwise in form and substance acceptable to Bank demonstrating Borrowers' compliance with the provisions of Subsections 6.15 and 6.16 hereof; and (c) promptly upon transmission thereof, copies of any financial statements, proxy statements, reports and the like which any Borrower or any Subsidiary sends to its shareholders, members or partners and copies of all registration statements (with exhibits) and all regular, special or periodic reports which any Borrower or any Subsidiary files with the United States Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the United States Securities and Exchange Commission) or with any national stock exchange on which any Borrower's or Subsidiary's securities are listed and copies of all press releases and other statements made available by any Borrower or any Subsidiary to the public concerning material developments in the business of any Borrower and/or any Subsidiary.

      6.02 Taxes. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges upon each Borrower and each Subsidiary, its income and properties, prior to the date on which penalties attach thereto unless and to the extent only that the same are being diligently contested by a Borrower or a Subsidiary, as the case may be, in good faith by appropriate proceedings, provided, however, that (a) Bank shall have been given reasonable prior written notice of intention to contest, (b) nonpayment of the same will not, in Bank's sole discretion, materially impair any of the Collateral or Bank's rights or remedies with respect thereto or the prospect for full and punctual payment of all of the Obligations, (c) such Borrower or such Subsidiary at all times effectively stays or prevents any official or judicial sale of or action against any of the Collateral by reason of nonpayment of the same, and (d) such Borrower or such Subsidiary establishes reasonable reserves for any liabilities being contested and for expenses arising out of such contest in accordance with GAAP.

      6.03 Corporate Existence, Continuation of Business and Compliance with Laws. Maintain, and cause each Subsidiary to maintain, its corporate existence in good standing; maintain, and cause each Subsidiary to maintain, in good standing its qualification to do business in each jurisdiction in which such qualification is required by law; continue, and cause each Subsidiary to continue, its business operations as now being conducted; and comply with, and cause each Subsidiary to comply with, all applicable federal, State and local laws, rules, ordinances, regulations and orders (including, without limitation, ERISA and all Environmental Laws) in all material respects.

      6.04 Litigation. Promptly notify Bank in writing of any action, suit or proceeding at law or in equity by or before any court, governmental agency or instrumentality which could result in any material adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of any Borrower or any Subsidiary.

      6.05 Extraordinary Loss; Change in Condition. Promptly notify Bank in writing of (a) any event causing extraordinary loss or depreciation of the value of any Borrower's or any Subsidiary's assets (whether or not insured) and the facts with respect thereto, and (b) the occurrence of any material adverse change in any Borrower's, any Subsidiary's or any Other Obligor's business, assets, operations, business prospects or financial condition.

      6.06 Books and Records. Keep and maintain, and cause each Subsidiary to keep and maintain, proper and current books and records in accordance with GAAP consistently applied and permit access by Bank to, reproduction by Bank of, copying by Bank from, and verification (by such means, including audits, as Bank may determine) by Bank of any information contained in, such books and records.

      6.07 Maintenance of Properties. Maintain, and cause each Subsidiary to maintain, all properties and improvements necessary to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and cause replacements and repairs to be made when necessary for the proper conduct of its business.

      6.08 Patents, Franchises, etc. Maintain, preserve and protect all licenses, patents, franchises, trademarks and trade names of each Borrower and each Subsidiary or licensed by any Borrower or any Subsidiary which are necessary to the conduct of the business of any Borrower or any Subsidiary as now conducted, free of any conflict with the rights of any other person.

      6.09 Insurance. (a) Maintain or cause to be maintained (i) comprehensive casualty insurance policies insuring the Collateral, all other property of each Borrower and all property of each Subsidiary against loss by fire, theft, explosion, collision and such other risks, in such amounts, subject to such loss deductible amounts and with such responsible insurance companies as may be satisfactory to Bank, in Bank's discretion exercised in good faith, and, in all events, against such risks, in such amounts and subject to such loss deductible amounts as are customary in such Borrower's or such Subsidiary's industry, as applicable, and in such minimum amounts that no Borrower or Subsidiary will be deemed a coinsurer under applicable insurance laws, regulations, policies or practices, and (ii) endorsements to such insurance policies satisfactory to Bank, in Bank's discretion exercised in good faith, naming Bank as loss payee with respect to all Collateral insured thereunder; (b) maintain or cause to be maintained (i) in the maximum amount available, flood insurance policies insuring all property of each Borrower and each Subsidiary which is located in an area that has been, or subsequently is, identified as having special flood or mudslide hazards and in which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, as amended from time to time, and (ii) endorsements to such insurance policies satisfactory to Bank, in Bank's discretion exercised in good faith, naming Bank as loss payee with respect to all Collateral insured thereunder; (c) maintain, and cause each Subsidiary to maintain, in amounts and with responsible insurance companies satisfactory to Bank, in Bank's reasonable discretion, such additional insurance against such risks and subject to such loss deductible amounts as may be satisfactory to Bank, in Bank's reasonable discretion, including, without limitation, personal injury and property damage liability insurance, automobile liability insurance, professional liability insurance, product liability insurance, worker's compensation insurance, business interruption insurance, employee dishonesty insurance, and directors' and officers' liability insurance, all such insurance in all events to insure against such risks, in such amounts and subject to such loss deductible amounts as are customary in such Borrower's or such Subsidiary's industry, as applicable; (d) maintain endorsements to all insurance policies of Borrowers and Subsidiaries naming Bank as additional insured, which endorsements shall be satisfactory to Bank, in Bank's discretion exercised in good faith, and endorsements to such policies satisfactory to Bank, in Bank's discretion exercised in good faith, providing that such policies may not be cancelled or materially altered, and that Bank may not be removed as loss payee or additional insured, without at least 30 days prior written notice to Bank; and (e) deliver to Bank from time to time, and periodically if Bank shall so require, evidence satisfactory to Bank that all insurance and policy endorsements required pursuant to this Agreement and the Other Agreements are in effect.

      6.10 Information. (a) Deliver to Bank promptly upon Bank's request, and periodically if Bank shall so require, such written statements, schedules or reports (which shall be Certified if required by Bank) in such form, containing such information and accompanied by such documents as may be satisfactory to Bank from time to time concerning the Collateral, any Borrower's or any Subsidiary's business, assets, operations, business prospects or financial condition or any other matter or matters, including, without limitation, copies of federal, State and local tax returns of Borrowers and Subsidiaries, and permit

Bank, its agents and designees, to discuss any Borrower's or any Subsidiary's business, assets, operations, business prospects or financial condition with any Borrower's or any Subsidiary's directors, officers, employees or agents; and (b) promptly notify Bank in writing if any financial statement, schedule, report, certificate or information previously or hereafter supplied to Bank by or on behalf of any Borrower, any Subsidiary or any Other Obligor, including, without limitation, any of the same previously or hereafter supplied to Bank pursuant to or in connection with this Agreement or any of the Other Agreements or any transaction involving or affecting any Borrower, any Subsidiary or any Other Obligor, shall, to any Borrower's knowledge or belief, subsequently become inaccurate or misleading in any material respect.

      6.11 Use of Proceeds. Use the proceeds of advances made under the Loan only for working capital and general corporate purposes (including, without limitation, the payment of the costs, expenses and fees payable by Borrowers under this Agreement and the Other Agreements).

      6.12 Notice of Event of Default. Promptly notify Bank of the occurrence of any Default or Event of Default and the facts with respect thereto.

      6.13 Employee Benefit Plans. (a) At all times administer, maintain and operate, and cause each Subsidiary at all times to administer, maintain and operate, each of its Benefit Plans in conformity with all applicable provisions of ERISA and other federal and state statutes relating to employee benefit plans (including the continuation coverage requirements of ERISA and the Code for group health plans under Sections 106(b), 162(i)(2) & (3), and 162(k) of the Code and Sections 601-607 of ERISA); (b) at all times make, and cause each Subsidiary at all times to make, all required contributions and premium payments under each Benefit Plan for all periods after the date hereof; (c) comply with, and cause each Subsidiary to comply with, all applicable reporting, disclosure and other requirements of ERISA and the Code as they relate to Benefit Plans, and furnish Bank with copies of all reports filed in connection therewith promptly after the filing thereof; (d) notify Bank immediately of any fact, including, without limitation, any reportable event under Section 4043(b) of ERISA, arising in connection with any Retirement Plan which might constitute grounds for the termination thereof by the PBGC; and (e) furnish to Bank, promptly upon its request therefor, such additional information concerning any Benefit Plan as Bank may request.

      6.14 Environmental Laws. (a) At all reasonable times, permit Bank, and its agents and designees, to enter upon and inspect all business premises owned, leased, subleased, occupied, operated or used by any Borrower or any Subsidiary, and to conduct thereon, at Borrowers' expense, such audit tests and examinations, including subsurface exploration and testing, as Bank may deem reasonably necessary to determine whether such Borrower's or such Subsidiary's ownership, tenancy, occupation, operation and/or use of the premises, as the case may be, and the conduct of the activities engaged in thereon, are in compliance with Environmental Laws; (b) maintain, and cause all operators, tenants, subtenants, licensees and occupants of all property owned, leased, subleased, occupied, used or operated by any Borrower or any Subsidiary to maintain, all such property free of all Hazardous Substances, and prevent all such property from being used for the manufacture, generation, production, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substances; (c) promptly upon its receipt thereof, provide Bank with copies of all reports prepared by governmental and regulatory agencies, and all environmental auditors, engineers and others relating to or in connection with each Borrower's compliance with Environmental Laws; and (d) notify Bank in writing, promptly upon learning thereof, of (i) any notice that any Borrower is not in compliance in any material respect with all terms and conditions of all permits, licenses and authorizations which are required under Environmental Laws, or that any Borrower is not in compliance in any material respect with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws, and (ii) any notice or claim of any civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against any Borrower relating in any way to Environmental Laws.

      6.15 Tangible Net Worth. (a) Maintain Consolidated Tangible Net Worth of not less than (i) $1,150,000.00 as of September 30, 1997; and (b) $2,500,000.00
commencing December 31, 1997, and at all times thereafter. Compliance with the provisions of this Subsection 6.15(a) shall be measured as of the end of each quarterly accounting period of Borrowers, commencing with the quarterly accounting period ending September 30, 1997.

            (b) Maintain a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of not greater than (i) 6.0 to 1 from (and including) December 31, 1997, through September 30, 1998, and (ii) 5.0 to 1 commencing December 31, 1998, and at all times thereafter. Compliance with the provisions of this Subsection 6.15(b) shall be measured as of the end of each quarterly accounting period of Borrowers.

      6.16 Net Income. Realize positive Consolidated Net Income for each quarterly accounting period of Borrowers, commencing with the quarterly accounting period ending September 30, 1997.

      6.17 Additional Fees. (a) Pay to Bank (i) at Closing a fee (the "Closing Fee") in the amount of $60,000.00, and (ii) on the first Banking Day of each calendar month thereafter, a fee (the "Commitment Fee") in the amount of three-quarters of one percent (0.75%) of the Maximum Loan Amount on such date (determined with reference to the applicable fixed dollar amount expressed in the "Maximum Loan Amount" definition and not the product of Acceptable Receivables times the Receivables Loan Percentage). Payment of the Closing Fee and the Commitment Fees shall be in addition to the payment of all other fees and expenses payable under this Agreement, including, without limitation, those fees and expenses payable pursuant to Subsections 2.01(c) and 10.02 hereof. Subject to the provisions of Subsection 6.17(b), Subsection 6.17(c) and Subsection 6.18 below, the Closing Fee and Commitment Fees shall be deemed to have been earned by Bank on the date of payment and shall not be subject to refund or rebate by Bank.

          (b) Notwithstanding the provisions of Subsection 6.17(a) above, in the event the Obligations are paid in full and any Bank commitment which could give rise to any future Obligations has been terminated, provided the source of funding for such payment is not a borrowing from another bank or other financial institution, (i) Borrowers shall be entitled to a ratable refund of the Commitment Fee paid for the month in which such payment and termination occur based upon the remaining portion of such month remaining after such payment and termination, and (ii) any obligation to pay future Commitment Fees shall terminate.

          (c) Notwithstanding the provisions of Subsection 6.17(a) above, if Borrowers do not elect the Warrant Option (as defined in Subsection 6.18 below) Borrowers' obligation to pay certain Commitment Fees shall be suspended under the circumstances described in this Subsection 6.17(c). If Borrowers certify to Bank at any time, that Consolidated Tangible Net Worth is equal to or greater than $6,000,000.00, Borrowers' obligation to pay additional Commitment Fees shall be suspended; provided, however, that if the monthly financial statements of Borrowers delivered to Bank in accordance with the provisions of Subsection 6.01(a) hereof for the last month of the quarterly accounting period during which such certification has been delivered to Bank indicate that as of the last day of such monthly accounting period (A) Consolidated Tangible Net Worth was less than $6,000,000.00, or (B) the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth was greater than 2.5 to 1.0, Borrowers shall upon the demand of Bank pay to Bank the Commitment Fees which would have been payable but for such suspension, and the obligation of Borrowers to pay future Commitment Fees shall resume. Further, if the financial statements of Borrowers for the last month of any quarterly accounting period thereafter (a "Subsequent Calendar Quarter") indicate that as of the last day of such monthly accounting period (A) Consolidated Tangible Net Worth was less than $6,000,000.00, or (B) the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth was greater than 2.5 to 1.0, Borrowers shall pay to Bank upon demand the Commitment Fees which would otherwise have been payable during such calendar quarter.

     6.18 Warrants. Issue or cause to be issued and delivered to Bank warrants under the circumstances and in the manner provided in this Subsection. In lieu of the payment of the Closing Fee and the Commitment Fees, on or before September 30,1997, Borrowers shall have the option (the "Warrant Option") of electing to partially compensate Bank for extending credit to Borrower by issuing warrants in accordance with the provisions of this Subsection 6.18.

          (a) Borrowers shall elect the Warrant Option by providing Bank with written notice of such election on or before September 30, 1997, together with a warrant (the "Initial Warrant") to purchase 1% of the "Applicable Shares" as hereinafter defined. Concurrently with the delivery of the Initial Warrant pursuant to this Subsection, Bank shall refund to Borrowers the Closing Fee and any Commitment Fees paid prior thereto. No other fees and expenses payable by Borrowers under this Agreement (including, without limitation, those fees and expenses payable pursuant to Subsections 2.01(c) and 10.02 hereof shall be refundable by Bank, in whole or in part.

          (b) In addition to the Initial Warrant issued pursuant to Subsection 6.18(a) above, if the Warrant Option has been elected by Borrowers, THG shall issue and deliver to Bank a warrant to purchase 1% of the Applicable Shares in the event Consolidated Tangible Net Worth is not equal to or greater than $6,000,000.00 as of September 30, 1997, and shall issue and deliver to Bank a warrant to purchase another 1% of the Applicable Shares in the event Consolidated Tangible Net Worth is not equal to or greater than $6,000,000.00 as of December 31, 1997. Borrowers shall cause the warrants which Bank is entitled to receive under this Subsection 6.17(b) to be delivered to Bank concurrently with the delivery of Borrowers' financial statements for the monthly periods ending September 30, 1997, and December 31, 1997, as applicable.

          (c) Notwithstanding the provisions of Subsections 6.18(a) and 6.18(b) above, but subject to the provisions of Subsection 6.18(e) below, if the Warrant Option has been elected by Borrowers and (i) as of the last day of any quarterly accounting period of Borrowers, Consolidated Tangible Net Worth is equal to or less than $6,000,000.00, or (ii) as of the last day of such or any subsequent quarterly accounting period of Borrowers (the "Applicable Accounting Period"), the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth is equal to or greater than 2.5 to 1.0, concurrently with the delivery to Bank of the monthly financial statements of Borrowers for the last month of such Applicable Accounting Period, THG shall issue and deliver to Bank a warrant to purchase another 1% of the Applicable Shares.

          (d) If the Warrant Option has been elected by Borrowers and (i) as of the last day of any quarterly accounting period of Borrowers, Consolidated Tangible Net Worth is equal to or greater than $6,000,000.00, and (ii) THG requests Bank to approve an acquisition which, based upon pro forma projections provided to Bank, would cause the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth to exceed (or to further exceed) 2.5 to 1.0, concurrently with the consummation of such acquisition, but subject to the provisions of Subsection 6.18(e) below, THG shall issue and deliver to Bank a warrant to purchase another

1% of the Applicable Shares; provided, however, that nothing in this Subsection 6.18(d) shall require Bank to approve any acquisition other than in accordance with the provisions of this Agreement.

          (e) Notwithstanding any other provision of this Subsection 6.18, (i) Bank shall in no event be entitled to receive more than three (3) warrants Pursuant to the terms of this Subsection, and (ii) in the event (A) all of the Obligations shall be satisfied in full, and (B) no further commitment by Bank which could give rise to any Obligations shall exist, the obligation of THG to issue any additional warrants to Bank shall terminate; provided, however, that the obligation of THG to issue additional warrants shall continue with respect to those warrants for which the financial conditions precedent set forth in Subsections 6.18(b), 6.18(c) or 6.18(d) above have been satisfied at the time the events described in clauses (A) and (B) above have occurred, even if not yet reflected in the financial statements theretofore delivered to Bank.

          (f) THG agrees that it will obtain such shareholder consents and amendments to its articles of incorporation as may be necessary from time to time to authorize not less than the number of shares required in connection with the exercise of the warrants described in this Subsection 6.18.

          (g) The warrants shall be issued without additional consideration payable by Bank and shall be in form and substance acceptable to both Bank and THG and agreed to prior to THG's election hereunder. Without limitation of the foregoing, each warrant shall be for a face amount of shares which would equal one percent (1%) of the Applicable Shares (which number of shares shall be subject to adjustment as provided in such warrant) and shall provide for a purchase price per share equal to $84,000,000.00 divided by the number of Applicable Shares on the date of such issuance.

          (h) For purposes of this Section 6.18, "Applicable Shares" shall equal, on the date of issuance of any warrant hereunder, the sum of (i) the number of shares of THG issued and outstanding on the date of Closing; (ii) the number of shares of THG issued to directors, officers and employees after the date of Closing and on or prior to the date of issuance of such warrant; and
(iii) the product of (x) the number of shares of THG sold at a total valuation of THG of less than $84,000,000 (excluding any shares sold to directors, officers and employees and covered by (ii) above), after the date of Closing and on or prior to the date of issuance of such warrant and (y) one (1) minus the fraction determined by dividing the total valuation of THG at which such shares are issued by $84,000,000; provided, however, that the number of Applicable Shares shall in all cases be subject to adjustment for stock splits, dividends and other matters affecting stockholders generally. The warrants and the shares issuable upon the exercise of such warrants shall be subject to the terms of a shareholders agreement in form and substance acceptable to both Bank and THG.

     6.19 Warrant Documents. Borrowers and Bank each covenant and agree to use their best efforts to agree on the forms of warrant and shareholders agreement referenced in Subsection 6.18 above as soon as possible after Closing.

                              7. NEGATIVE COVENANTS

     Each Borrower covenants and agrees with Bank that, until (a) all Obligations have been paid in full, and (b) there exists no commitment by Bank which could give rise to any Obligations, no Borrower will, directly or indirectly, without Bank's prior written consent:

     7.01 Indebtedness. Create, incur, assume or permit to exist any Indebtedness except (a) Indebtedness to Bank, (b) current Indebtedness incurred in the ordinary course of business, (c) existing Indebtedness disclosed in
Schedule 7.01 attached hereto and made a part hereof, (d) Indebtedness secured by Purchase Money Liens which are Permitted Liens, (e) Indebtedness of any Borrower to any other Borrower which does not violate the provisions of Subsection 7.05 hereof, (f) other Indebtedness not permitted within the scope of the preceding clauses of this Subsection 7.01 in an amount not to exceed $150,000.00 in the aggregate outstanding at any time, and (g) Indebtedness which shall be consented to by Bank in writing in advance, in Bank's sole discretion and, if required by Bank, subordinated to the Obligations by a written agreement in form and substance satisfactory to Bank in its sole and absolute discretion. Notwithstanding the foregoing, without the prior written consent of Bank THG shall be permitted to repurchase stock of THG and/or stock options for the purchase of stock of THG held by officers of THG whose employment has been terminated and to issue promissory notes or other evidences of Indebtedness in connection with such repurchase obligations provided (x) no Default or Event of Default shall then exist and be continuing or would exist after giving effect thereto, (y) the aggregate amount of Indebtedness incurred in connection with the termination of any one officer does not exceed $200,000.00, and (z) the aggregate amount of Indebtedness incurred in connection with all such terminations does not exceed $600,000.00 at any time outstanding.

     7.02 Liens. Create, incur, assume or permit to exist, directly or indirectly, any Lien upon any of any Borrower's properties or assets, now owned or hereafter acquired by any Borrower, other than Permitted Liens.

     7.03 Merger, Sale of Assets, etc. (a) Enter into or be a party to any merger, consolidation or share exchange, or suffer or permit to occur any merger, consolidation or member interest or share exchange to which any Borrower, any Subsidiary or any Other Obligor is a party, or suffer or permit any of Borrower's or any Subsidiary's business, assets, operations or books and records to be merged, consolidated or commingled with any business, assets, operations or books and records of any other person; provided, however, that the foregoing covenant shall not apply to any merger, consolidation or share exchange which is solely between Borrowers, provided, that in any such merger, consolidation or share exchange to which THG is a party, THG shall be the continuing or surviving entity; (b) sell, assign, transfer, convey or lease any interest in all or any substantial part of its property except in the ordinary course of a Borrower's business as now being conducted; (c) purchase or otherwise acquire, or suffer or permit the purchase or acquisition by any Subsidiary or any Other Obligor of, all or substantially all of the assets of any other person, any assets of any other person in a transaction which is subject to the Bulk Transfers Title of the Uniform Commercial Code of any jurisdiction, or any shares of stock, member interests or partnership interests of, or similar interest in, any other person; or (d) enter into any transaction with any Affiliate except for transactions with Affiliates entered into in the ordinary course of a Borrower's business on terms no less favorable to a Borrower than would apply in a comparable arm's length transaction with a person that is not an Affiliate.

     7.04 Guaranties. Except as may be otherwise disclosed in Schedule 7.01 or permitted pursuant to the provisions of this Subsection 7.04 or Subsection 7.07 below, guarantee or otherwise in any way become or be responsible for obligations or Indebtedness of any other person, whether by agreement to purchase the obligations or Indebtedness of any other person, by agreement for the furnishing of funds to any other person for the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging obligations or Indebtedness of any other person, or otherwise, except that a Borrower may endorse negotiable drafts for collection in the ordinary course of business. Notwithstanding the foregoing, THG shall be permitted to guaranty lease obligations of any other Borrower arising in the ordinary course of such Borrower's business provided (a) Borrowers shall notify Bank prior to incurring any lease obligation to be guaranteed by THG which requires the payment of more than $100,000.00 in any twelve-month period, and (b) Bank's consent shall be required with respect to any proposed guaranty by THG which would cause the aggregate amount of guaranteed lease payments payable by all Borrowers in any twelve-month period to exceed (or to further exceed) $250,000.00.

     7.05 Investments. Make any capital contribution to any other person or purchase or acquire a beneficial interest in any stock, securities or evidences of Indebtedness of, or make any investment or acquire any interest in, any other person, except investments (a) in federally insured certificates of deposit or in direct obligations of the United States of America maturing within one year from the date of acquisition, or (b) in direct obligations of the Federal National Mortgage Association, the Government National Mortgage Association or other similar corporation created by act of the United States Congress which mature within one year from the date of acquisition and which at the time of acquisition have the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc. Notwithstanding the foregoing, without Bank's prior written consent THG shall be permitted in any twelve month period to make capital contributions to any other Borrowers in an aggregate amount which, when added to the amount of permitted redemptions of Borrower stock during such period under Subsection 7.14 hereof, does not exceed $250,000.00.

     7.06 Fiscal Year. Change its fiscal year.

     7.07 Loans. Make or permit to exist any loan to any person, not including advances for travel and the like made to officers and employees in the ordinary course of business; provided, however, that without Bank's prior written consent THG shall be permitted to make loans to other Borrowers in the ordinary course of business. For purposes of this Subsection 7.07 and Subsection 7.05 hereof, a loan from THG to a Borrower which is subordinate to or does not otherwise rank pari passu with other unsecured Indebtedness of such Borrower (other than Indebtedness which is entitled to priority under applicable law and not as a result of any consensual act on the part of Borrower) shall be treated as a capital contribution or investment by THG and not as a loan.

     7.08 Subsidiaries. Form or acquire any Subsidiary. Without limitation of the foregoing, Bank may condition its consent to the formation or acquisition of any Subsidiary on such Subsidiary (a) becoming a party to this Agreement as a Borrower hereunder by the execution by Borrowers and such Subsidiary and the delivery to Bank of an amendment to this Agreement substantially in the form of Exhibit B hereto (the "Amendment") and the satisfaction of the conditions precedent to the effectiveness thereof contained therein, (b) becoming a party to the Note as one of Makers thereunder by the execution by such Subsidiary and delivery to Bank of an endorsement to the Note substantially in the form of Exhibit A to the Amendment, and (c) becoming a party to each of the Other Agreements pursuant to such documentation as Bank may require. Nothing in this Subsection 7.08 shall require that Bank consent to the formation or acquisition of any Subsidiary.

     7.09 Change of Name. Change the name of any Borrower or permit any Subsidiary to change such Subsidiary's name without (a) having provided Bank with not less than thirty (30) days prior written notice of such change, and (b) having executed and delivered to Bank such financing statements, financing statement amendments and other documents which Bank may reasonably require in order to protect and preserve the Liens of Bank in the Collateral and/or any of Bank's rights and remedies hereunder or under any of the Other Agreements.

     7.10 Trade Names. Except for the use by THG of "Hunter Consulting Associates" in the States of Colorado and Texas, use any trade name other than the applicable Borrower's true corporate name or permit any Subsidiary to use any trade name other than such Subsidiary's true corporate name.

     7.11 Issuances. Issue any shares of its capital stock or permit any Subsidiary to issue any shares of capital stock, member interests or partnership interests of such Subsidiary; provided, however, that (a) Bank's consent shall not be required with respect to the issuance of stock of THG, or options to purchase stock of THG, to any officer or employee of THG, as part of such officer's or employee's compensation, and (b) Bank's consent to the Preferred Stock Sale shall not unreasonably be withheld if prior to the consummation of such transaction Borrowers and Bank shall have amended this Agreement to incorporate revised financial covenants satisfactory to Bank in its sole and absolute discretion.

     7.12 Employee Pension Plans. With respect to any Retirement Plan: (a) engage, or knowingly permit any party in interest (as defined in Section 3(14) of ERISA) or any disqualified person (as defined in Section 4975(e)(2) of the
Code) to engage, in any prohibited transaction; (b) knowingly incur, or permit any Subsidiary to knowingly incur, any accumulated funding deficiency under
Section 302 of ERISA or Section 412 of the Code, whether or not waived; (c) terminate, or permit any Subsidiary to terminate, any Retirement Plan in a manner which could result in the imposition of a Lien on any property of any Borrower or any Subsidiary pursuant to Section 4068 of ERISA; or (d) take, or permit any Subsidiary to take, any action which would adversely affect the qualification of any Retirement Plan.

     7.13 Sale-Leaseback. Become or be, or suffer or permit any Subsidiary or any Other Obligor to become or be, liable as lessee with respect to any lease of any property (real, personal or mixed) which has been or is to be sold or transferred by a Borrower, a Subsidiary or an Other Obligor to any person or which a Borrower, Subsidiary or Other Obligor intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by a Borrower to any person in connection with such lease; provided, however, that the provisions of this Subsection 7.13 shall not apply to (a) transactions between Domestic Borrowers provided Bank at all times has and retains a perfected first priority Lien on the property which is the subject of such transaction, or (b) transactions which are solely between Foreign Borrowers.

     7.14 Stock Redemptions. Except as may be otherwise permitted without the Bank's prior written consent in accordance with the provisions of Subsection
7.01 hereof, purchase, redeem, retire or otherwise acquire for value any shares of any Borrower's capital stock or any other equity interest in any Borrower, or suffer or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any shares of such Subsidiary's capital stock, or any member interests, partnership interests or any other equity interest in such Subsidiary; provided, however, that without Bank's prior written consent any Affiliate Borrower shall be permitted to purchase, redeem, retire or otherwise acquire for value any of its shares held by THG.

     7.15 Compensation, Bonuses. Pay to any officers or directors of Borrowers or to any employees of Borrowers performing management or executive functions (collectively, "Executive Management") compensation (including bonuses) in any form for employment services (which shall not include pension benefits, customary fringe benefits approved by Bank, benefits under incentive plans approved by Bank or compensation payable in stock and/or stock options of THG) in the fiscal year of Borrowers ending December 31, 1997, which exceeds, in the aggregate, the amount determined in accordance with a plan presented to and approved by Bank in writing prior to Closing. Borrowers shall not increase the aggregate amount of such compensation to Executive Management for any fiscal year of Borrowers subsequent to December 31, 1997, without Bank's prior written consent; provided, however, that if no Default or Event of Default shall have occurred and be continuing (a) such consent shall not unreasonably be withheld or delayed (provided, however, that a period of ten (10) Banking Days from the time Bank receives all information it requires to evaluate Borrowers' increased compensation request to the conclusion of such evaluation shall not be deemed an unreasonable delay), and (b) Bank shall not request Borrowers to decrease compensation payable to Executive Management from the amount paid in the prior fiscal year. Borrowers and Bank agree that at Closing the following individuals (and their successors in office) comprise Executive Management: Terry L. Hunter (President and Chief Executive Officer); Loren Burnett (Senior Vice President and Chief Financial Officer); Brad Everett (Senior Vice President and Chief Operating Officer); Mary Weaver (Senior Vice President); Thomas Whartenby (Senior Vice President); David Andros (Senior Vice President); and Judy Dunnington (Senior Vice President).

     7.16 Dividends. Directly or indirectly declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any shares of its capital stock; provided, however, that any Affiliate Borrower shall be permitted to declare and pay dividends to THG.

     7.17 Asset Investments. Make any investment(s) in noncurrent assets (which shall include fixed assets and capitalized value of leased equipment and leased real property but shall exclude investments permitted under Subsection 7.05 hereof) during any calendar year which exceeds $1,500,000.00.

     7.18 Funded Debt. Redeem, call for redemption, purchase or otherwise acquire or retire, directly or indirectly, or make any optional prepayment of principal on, any Funded Debt (other than Funded Debt owed to another Borrower), or amend, alter or otherwise modify the provisions relating to any Funded Debt, if the effect of such amendment, alteration or other modification would or might be to accelerate such Funded Debt. For purposes of this Subsection, "Funded Debt" shall include any obligation of a Borrower to any person other than Bank payable more than one year from the date of its creation which, under GAAP, is shown on the balance sheet as a liability (excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation).

                              8. EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

          (a) Any representation or information previously or hereafter made or supplied to Bank by or on behalf of any Borrower, any Subsidiary or any Other Obligor, including, without limitation, any representation or information previously or hereafter made or supplied to Bank pursuant to or in connection with this Agreement or any of the Other Agreements or any transaction involving or affecting any Borrower, any Subsidiary or any Other Obligor, shall prove to have been, when made or supplied, false or misleading in any respect deemed material by Bank in good faith.

          (b) Failure of any Borrower to pay (i) any scheduled payment of principal or interest under the Note within five (5) days after the due date thereof, or (ii) any other of the Obligations, including, without limitation, any other sum due Bank under this Agreement or any of the Other Agreements, when and as the same shall become due, whether at the due date thereof, by demand, by acceleration or otherwise.

          (c) Occurrence of a default or event of default by any Borrower, any Subsidiary or any Other Obligor with respect to, or acceleration or demand for payment prior to maturity of, any Indebtedness of any Borrower, any Subsidiary or any Other Obligor to any person which is deemed material by Bank in good faith, or with respect to any Lien securing any Indebtedness of any Borrower, any Subsidiary or any Other Obligor to any person which is deemed material by Bank in good faith.

          (d) Any Borrower, any Subsidiary or any Other Obligor shall (i) fail to observe or perform any warranty, covenant, condition or agreement to be observed or performed by such Borrower or such other person under Section 7 or under Subsections 6.03, 6.06, 6.11, 6.12, 6.15 or 6.16 this Agreement; (ii) fail to observe or perform any warranty, covenant, condition or agreement to be observed or performed by such Borrower or such other person under Subsection
6.10 of this Agreement and such failure shall continue and not be cured for ten
(10) Banking Days, or (iii) fail to observe or perform any other warranty, covenant, condition or agreement to be observed or performed by such Borrower or such other person (other than the obligations specifically referred to elsewhere in this Section 8) under this Agreement or any of the Other Agreements and, provided that such failure is of a type which can be cured, such failure shall continue and not be cured for 30 days after the earlier of (A) the date written notice thereof is given from Bank to

Borrowers, or (B) the date Bank is notified thereof (or should have been notified thereof) pursuant to the provisions of Subsection 6.12 hereof.

          (e) Any Borrower, any Subsidiary or any other Obligor shall (i) admit in writing its insolvency or its inability to pay its debts as they mature, (ii) make a general assignment for the benefit of creditors, whether conditional or unconditional and whether or not such assignment is filed in court and whether or not any court assumes jurisdiction thereof, (iii) commence a case under or otherwise seek to take advantage of any bankruptcy, reorganization,, insolvency, readjustment of debt, dissolution or liquidation law, statute or proceeding, or
(iv) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any Borrower, any Subsidiary or any such Other Obligor or a substantial part of its property, or suffer any such receivership, trusteeship or proceeding to continue undismissed for a period of 60 days.

          (f) Any Borrower, any Subsidiary or any Other Obligor shall become a debtor in any case under any chapter of the United States Bankruptcy Code and, in the case of any involuntary proceeding, such proceeding shall continue undismissed for a period of 60 days.

          (g) Dissolution of, or entry of any order, judgment, award or decree for the dissolution of, any Borrower, any Subsidiary or any Other Obligor that is not a natural person.

          (h) Entry of any unstayed judgment, order, award or decree against any Borrower, any Subsidiary or any Other Obligor which is uninsured to an extent deemed material by Bank in good faith, or which Bank determines in good faith, when aggregated with all other judgments, orders, awards and decrees outstanding against Borrowers, Subsidiaries and Other Obligors, could have a Material Adverse Effect.

          (i) Injunction or restraint of any Borrower, any Subsidiary or any Other Obligor in any manner from conducting its business in whole or in part deemed material by Bank in good faith if such injunction or restraint could have a Material Adverse Effect.

          (j) Any assets of any Borrower, any Subsidiary or any Other Obligor shall be attached, levied upon, seized or repossessed or come into the possession of a trustee, receiver or other custodian if such attachment, levy, seizure or repossession could have a Material Adverse Effect.

          (k) An adverse change deemed material by Rank in good faith (whether or not such adverse change otherwise constitutes an Event of Default) shall occur with respect to (i) the business, assets, operations, business prospects or financial condition of (A) any Material Borrower or Subsidiary, or (B) the

Borrowers, Subsidiaries and Other Obligors, taken as a whole, or (ii) the risks to Bank attending the Collateral, (iii) any commitments of Bank which could give rise to any Obligations, or (iv) the prospect for payment in full of the Obligations.

          (l)  The death of any other Obligor that is an individual.

          (m) Any Borrower, any Subsidiary or any Other Obligor shall be or become insolvent (as defined in Section 101(31) of the United States Bankruptcy
Code) or unable to pay its debts as they mature.

          (n) Termination of any contract, franchise, license, permit, authorization, certificate or right of any Borrower, any Subsidiary or any Other Obligor if such termination could have a Material Adverse Effect.

          (o) Suspension or revocation of any license, permit, certification, approval or the like required to be held by any Borrower, any Subsidiary or any Other Obligor that is not an individual by federal, State, local or foreign laws if such suspension or revocation could have a Material Adverse Effect.

          (p) Occurrence of any change in any Borrower's management personnel which Bank determines in good faith could have a Material Adverse Effect.

          (q) Terry L. Hunter shall for any reason (including death) cease to be the chief executive officer of THG, unless, within 60 days thereafter, THG shall have engaged a replacement chief executive officer who is satisfactory to Bank.

          (r) Occurrence of any default or event of default under or as defined in any of the Other Agreements which remains uncured beyond any applicable cure period; provided that if such default or event of default is based on circumstances within the scope of any other provision of this Section 8, then such default or event of default shall not constitute an Event of Default under this Agreement unless such facts or circumstances constitute an Event of Default under such other provisions of this Section 8.

          (s) Any Borrower, any Other Obligor or any other person shall revoke or terminate, or attempt to revoke or terminate, or notify Bank of revocation or termination of, any continuing obligations or agreements of such Borrower, such Other Obligor or such other person relating in any way to any of the Obligations, including, without limitation, any continuing obligations or agreements of such Borrower, such Other Obligor or such other person under any guaranty or subordination agreement.

          (t) THG shall for any reason cease to own all of the issued and outstanding capital stock of any Affiliate Borrower (excluding stock of THG

Singapore currently owned by Terry L Hunter and Edward D. Postal as reflected in
Schedule 4.16 attached hereto).

                              9. RIGHT AND REMEDIES

     9.01 Rights and Remedies of Bank. Upon the occurrence of an Event of Default described in Subsections 8(e), 8(f) or 8(g) of this Agreement, all of the Obligations shall automatically and immediately be due and payable. Upon and during the continuance of an Event of Default, Bank may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Bank under the Other Agreements, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Bank under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

          (a) Declare the Note, all interest accrued and unpaid thereon and all other Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand payment, protest or notice of any kind, all of which are hereby expressly waived.

          (b) Enforce the Liens granted to Bank hereunder and under the Other Agreements by collecting or liquidating all or any part of the Collateral or selling, assigning, leasing, renting, licensing or otherwise disposing of all or any part of the Collateral or any interest therein, in one or more parcels, at the same or different times, at public or private sale or disposition, or otherwise.

          (c) Establish and maintain at Bank, subject to Bank's customary arrangements and charges therefor as established by Bank from time to time, a repayment account, which shall be under the exclusive control of and subject to the sole order of Bank, and require each Borrower to deposit in the repayment account, not later than the first Banking Day following the day on which the same are received by such Borrower, as a tender of payment of the Obligations or as security for any contingent or future Obligations, all cash, checks, drafts, money orders and other items of payment constituting Collateral, or collections or other proceeds of Collateral.

          (d) Institute any proceeding or proceedings to enforce the Obligations and any Liens of Bank.

          (e) Notify postal authorities to change the address for delivery of mail addressed to any Borrower to such address as Bank may designate and receive, open and dispose of all mail addressed to any Borrower.

          (f) Indorse any Borrower's name on any promissory notes or other instruments, acceptances, checks, drafts, money orders or other items of payment constituting Collateral, or collections or other proceeds of Collateral, that may come into Bank's possession or control from time to time.

          (g) Sign any Borrower's name on any invoices to, drafts against and other notices and documents to account debtors or other obligors of such Borrower and requests for verification of accounts and other amounts which may he due to such Borrower.

          (h)  Execute proof of claim and loss on behalf of any Borrower.

          (i) Apply all Collateral and proceeds of Collateral delivered to Bank or coming into Bank's possession or control from time to time to any of the Obligations, or hold the same as security for any contingent or future Obligations.

          (j) At Borrowers' expense, continue or complete) or cause to be continued or completed, performance of any Borrower's obligations under any contracts of any Borrower.

          (k) Use, Operate, manage, control and exercise all rights of any Borrower relating to, the Collateral and any other assets of any Borrower, and collect all income and revenues therefrom.

          (l) Terminate, or cease extending credit under, any or all outstanding commitments or credit accommodations of Bank to any Borrower, any Subsidiary or any Other Obligor.

          (m) At any time and from time to time reduce the Maximum Loan Amount and/or reduce the Receivables Loan Percentage.

          (n) Take exclusive possession of any or all of the Collateral from time to time and/or place a custodian in exclusive possession of any or all of the Collateral from time to time and, so far as each Borrower may give authority therefor, enter upon any premises on which any of the Collateral may be situated and remove the same therefrom, each Borrower hereby waiving any and all rights to prior notice and to judicial hearing with respect to repossession of Collateral, and/or require any Borrower, at Borrowers' expense, to assemble and deliver any or all of the Collateral to such place or places as Bank may reasonably request.

          (o) With respect to any accounts, notes, instruments, chattel paper, tax refunds, contract rights, general intangibles or other debts or liabilities payable to any Borrower securing the Obligations, notify any account debtors and other obligors thereon to make payments thereon directly to Bank, take control of the cash and noncash proceeds thereof, demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility therefor to any Borrower or any Other Obligor.

     9.02 Disposition of Collateral. Each Borrower agrees that commercial reasonableness and good faith require Bank to give Borrowers no more than ten days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. All sales or other dispositions of Collateral may be made for cash, upon credit or for future delivery. In no event shall Borrowers be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until final payment thereon has been received by Bank in immediately available funds, and Bank shall have no obligation to delay any liquidation, sale or other disposition because the same may result in the imposition of any forfeiture, premium or penalty.

     9.03 Costs and Expenses. Each Borrower jointly and severally agree to pay to Bank, upon written demand by Bank from time to time, the amount of all reasonable expenses, including reasonable attorneys' fees and expenses, paid or incurred by Bank (a) in exercising or enforcing or consulting with counsel concerning any of its rights hereunder, under the Other Agreements or under law, or (b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Bank, or any of Bank's officers, directors or employees, by any Borrower, any Subsidiary or any Other Obligor on account of, as a result of or relating to, any action taken or not taken by Bank in connection with the Loan, any other of the Obligations, the Collateral or enforcement or exercise by Bank of any rights or remedies of Bank under this Agreement, under any of the Other Agreements or under law. Each Borrower also jointly and severally agrees to pay to Bank, upon written demand by Bank from time to time, interest on the outstanding amount of such reasonable expenses paid by Bank, from the date of Bank's demand for payment of such reasonable expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Note.

                                10. MISCELLANEOUS

     10.01 Performance for Borrowers. Each Borrower agrees and hereby authorizes that Bank may, in Bank's sole discretion, but Bank shall not be obligated to, whether or not an Event of Default shall have occurred, and regardless of the Maximum Loan Amount, advance funds on behalf of any Borrower without prior notice to any Borrower, in order to insure such Borrower's compliance with any covenant, warranty, representation or agreement of such Borrower made in or pursuant to this Agreement or any of the Other Agreements, to continue or complete, or cause to be continued or completed, performance of such Borrower's obligations under any contracts of such Borrower, to cover overdrafts in any checking or other accounts of such Borrower at Bank or to preserve or protect any right or interest of Bank in the Collateral or under or pursuant to this Agreement or any of the Other Agreements, including, without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Collateral or other property or assets of such Borrower and compliance by such Borrower with Environmental Laws; provided, however, that (a) Bank agrees not to make any advance otherwise authorized under this Subsection 10.01 without giving Borrowers at least ten (10) days prior written notice of Bank's intention to do so, unless Bank shall determine in good faith that any delay in making such advance could impair the Collateral, the rights and remedies of Bank with respect to the Collateral, the rights and remedies of Bank under this Agreement or any of the Other Agreements, or the prospect for the full and punctual payment and performance of the Obligations, and (b) the making of any such advance by Bank shall not constitute a waiver by Bank of any Event of Default with respect to which such advance is made nor relieve Borrowers of any such Event of Default. Any cost, expense or liability incurred by Bank or imposed upon Bank arising out of or in connection with the noncompliance by any Borrower with the provisions of any Environmental Laws shall be treated as an advance of funds on behalf of Borrowers under this Subsection 10.01, and Borrowers shall jointly and severally indemnify, defend and save harmless Bank from and against any such cost, expense or liability. Borrowers jointly and severally agree pay to Bank upon demand all advances made by Bank under this Subsection 10.01 with interest thereon at the highest rate and calculated in the manner provided in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Bank hereunder; provided, however, that the provisions of this Subsection shall survive the termination of this Agreement and Bank's security interest hereunder and the payment of all other Obligations.

      10.02 Expenses. Whether or not any of the transactions contemplated hereby shall be consummated, Borrowers jointly and severally agree to pay to Bank, upon written demand by Bank from time to time, the amount of all reasonable expenses, including reasonable attorneys' fees and expenses, paid or incurred by Bank in connection with the preparation, or the amendment, modification, extension, renewal, refinancing, supplementation, replacement, waiver, release or termination, of this Agreement or any of the Other Agreements or any terms or conditions hereof or thereof or any rights or interests of Bank, any Borrower or any other person relating to any of the foregoing, or otherwise in connection with the extension of credit hereunder and preparing for the extension of credit hereunder. Borrowers jointly and severally agree to pay all reasonable expenses in connection with the filing or recordation of all financing statements and other documents as may be required by Bank at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes, filing fees and other reasonable costs and taxes incident to recordation of any document in connection herewith, and, if any such reasonable expenses shall be paid or incurred by Bank, to pay to Bank upon written demand the amount of such reasonable expenses. Borrowers also jointly and severally agree to pay to Bank, upon written demand by Bank from time to time, interest on the outstanding amount of all reasonable expenses paid by Bank referred to in this Subsection, from the date of Bank's demand for payment of such reasonable expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Note. Borrowers also jointly and severally agree to indemnify, protect and defend Bank, and save Bank harmless, from and against any and all claims, demands, damages, losses, liabilities, obligations, penalties, litigation, defenses, judgments, suits, actions, proceedings, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and reasonable experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, paid or incurred by or asserted or awarded against Bank relating to, resulting from or arising out of (a) the use of any property owned, leased, subleased, occupied, used or operated by any Borrower or any Subsidiary for the manufacture, generation, production, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substances, (b) the presence of any Hazardous Substances in or upon any such property, or (c) any violation of any Environmental Law.

      10.03 Applications of Collateral. Except as may be otherwise specifically provided in this Agreement, all Collateral and proceeds of Collateral coming into Bank's possession may be applied by Bank to any of the Obligations, whether matured or unmatured, as Bank shall determine in its sole discretion.

      10.04 Further Assurances, Power of Attorney. Each Borrower agrees promptly to do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Bank may request in good faith to vest in and assure to Bank its rights hereunder or under any of the Other Agreements or in any of the Collateral. Effective upon and during the continuance of any Event of Default, each Borrower hereby appoints Bank and its designees as attorney-in-fact of such Borrower, irrevocably and with power of substitution, with authority to execute and deliver from time to time, in the name and stead of such Borrower, all documents which such Borrower is required to, but has failed or refused to, execute and deliver to Bank pursuant to this Agreement or any of the Other Agreements, and with authority to take all of the actions from time to time on behalf of such Borrower, and in the name and stead of such Borrower, which Bank is authorized to take under this Agreement and the Other Agreements or which Bank in its good faith discretion deems necessary or advisable in order to cause such Borrower to be in compliance with any of the terms of this Agreement or any of the Other Agreements or in order to carry out and enforce this Agreement and the Other Agreements. Said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law which does not arise from its gross negligence or willful misconduct. This power of attorney is coupled with an interest and is irrevocable so long as any of the

Obligations remain unpaid or unperformed or there exists any commitment by Bank which could give rise to any Obligations.

      10.05 Waiver of Trial by Jury. Each Borrower and Bank agrees that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Agreement or the Other Agreements, or any liabilities, rights or interests of any Borrower, Bank or any other person arising out of or in any way relating, directly or indirectly, to any of the foregoing, shall be tried by a court and not by a jury. Each Borrower and Bank hereby waives any right to trial by jury in any such action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to such actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Agreement or the Other Agreements. This waiver is knowingly, willingly and voluntarily made by each Borrower and Bank, and each Borrower and Bank acknowledges and agrees that this waiver of trial by jury is a material aspect of the agreements between Borrowers and Bank and that no representations of fact or opinion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.

      10.06 Additional Waivers by Borrowers. Each Borrower hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance by Bank of this Agreement; (b) all claims, causes of action and rights of such Borrower against Bank on account of actions taken or not taken by Bank in the exercise of Bank's rights or remedies hereunder or under any of the Other Agreements, or under law, provided that the same did not arise from Bank's gross negligence or willful misconduct; (c) all claims and causes of action of such Borrower against Bank for punitive, exemplary or other non-compensatory damages;
(d) all rights of redemption of such Borrower with respect to any of the Collateral; (e) in the event Bank seeks to repossess any or all of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required; (f) all rights of such Borrower to have marshalled the Collateral or any other security for any of the Obligations; (g) presentment, protest, notice of protest and notice of nonpayment with respect to all of the Obligations; (h) settlement, compromise or release of the obligations of any Other Obligor or any other person primarily or secondarily liable upon or obligated with respect to any of the Obligations; (i) substitution, impairment, exchange or release of any direct or indirect security for any of the Obligations; and (j) any duty or obligation of Bank to disclose to such Borrower any information concerning any other customer or client, or prospective customer or client, of Bank. Each Borrower agrees that Bank may exercise any or all of its rights and/or remedies hereunder, under the Other Agreements and under law without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Obligations.

      10.07 Waivers by Bank. Neither any failure nor any delay on the part of Bank in exercising any right, power or remedy hereunder, under any of the Other Agreements or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without limitation of the foregoing, the failure or delay of Bank to accrue interest on the Loan at the Default Rate of Interest following the occurrence of an Event of Default shall not operate as a waiver of such Event of Default or of Bank's right at any time thereafter to accrue interest on the Loan at the Default Rate of Interest.

      10.08 Payments, Setoff. All payments required to be made by any Borrower hereunder shall be made by such Borrower without setoff, counterclaim or deduction and shall be made to Bank in lawful money of the United States of America at Bank's principal office (or at such other address as Bank may specify to Borrowers in writing from time to time). If any payment required to be made by any Borrower hereunder shall be due on any day that is not a Banking Day, such payment may be made by such Borrower without default on the next succeeding Banking Day but any interest-bearing portions of such payment shall continue to accrue interest during such extension of time. Bank shall have the right from time to time to charge and deduct from any deposit accounts of any Borrower at Bank any amounts credited to such accounts and apply the same in order to pay principal amounts, interest charges, service charges, fees, expenses or any other sums or charges due and unpaid under this Agreement or any of the Other Agreements. Bank shall have the right, in addition to all other rights and remedies available to it, to set off against any Obligations due and unpaid any sums or property owing to any Borrower by Bank or held or controlled by Bank for any Borrower. Each Borrower hereby confirms Bank's right to banker's lien and setoff, and nothing in this Agreement or any of the Other Agreements shall be deemed to replace, supersede, limit, waive or prohibit Bank's right of banker's lien and setoff.

      10.09 Confession of Judgment. Each Borrower hereby authorizes any clerk of court or any attorney-at-law to appear for such Borrower before any court, having jurisdiction, within the United States or elsewhere, and, after one or more complaints flied, confess judgment against such Borrower as of any time after any of the Obligations are due (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of the Obligations, including principal, interest, fees, court costs, late charges and expenses, together with attorneys' fees equal to fifteen percent (15%) of the amount of such Obligations, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them or by any imperfect exercise of any of them, shall not be extinguished by any judgment entered because of any of them and may be exercised before, during or after sale, liquidation or other disposition by Bank of any property directly or indirectly securing any of the Obligations or exercise or enforcement by Bank of any other right or remedy of Bank with respect to the Obligations. Bank and Borrowers agree that any agreements of Borrowers contained in this Agreement or any of the Other Agreements to pay any costs or expenses, including attorneys' fees and expenses, paid or incurred by Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but Bank shall not be entitled to recover on account of such costs or expenses any amount in excess of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Bank. Notwithstanding the foregoing, Bank agrees that to the extent Bank recovers an amount under this Subsection 10.09 (or under the confession of judgment provisions of the Note) for application to its attorney's fees which exceeds the actual and reasonable attorney's fees incurred in connection therewith, following the satisfaction of all other Obligations such excess amount shall be refunded to Borrowers.

      10.10 Modifications. No modification or waiver of any provision of this Agreement or any of the Other Agreements, and no consent by Bank to any failure of any Borrower or any other person to comply with any provision of this Agreement or any of the Other Agreements, shall in any event be effective unless the same shall be in writing signed by the person against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Borrowers in any case shall entitle Borrowers to any other or further notice or demand in the same, similar or other circumstances.

      10.11 Notices. Any notice or other communication in connection with this Agreement, including demands for payment by Bank, shall be deemed to have been given when hand delivered to the party to whom directed, or, if transmitted by telex, facsimile transmission or by mail (whether or not registered or certified), when telexed, transmitted by facsimile transmission or deposited in the mail postage prepaid, respectively, provided that any such notice or communication shall be hand delivered or transmitted to a party hereto as provided below (or at such other address as such party shall specify in writing to the other parties hereto):

            (a) if to Borrowers, c/o The Hunter Group, Inc. at 100 East Pratt Street, Suite 1600, Baltimore, Maryland 21202 [Fax No.: 410/752-2879] Attention:
Chief Financial Officer; and

            (b) if to Bank, at Signet Bank, Post Office Box 1077, Baltimore, Maryland 21203 [Fax No.: 410/625-6365].

      10.12 Disclosure of Information. Each Borrower consents and agrees that Bank may issue press releases concerning, and otherwise publicly announce or publicize, financings provided by Bank to Borrowers or Subsidiaries. Each Borrower hereby authorizes Bank to disclose to any subsidiary or affiliate of Bank, to any fiduciary institution (as "fiduciary institution" is defined in Subtitle 3 of Title 1 of the Financial Institutions Article of the Annotated Code of Maryland, or any successor legislation) or to any banking institution, credit union or savings and loan association organized under the laws of any State, and hereby authorizes all subsidiaries and affiliates of Bank, all fiduciary institutions (as defined as above provided) and all banking institutions, credit unions and savings and loan associations organized under the laws of any State to disclose to Bank, the financial record of any Borrower (as "financial record" is defined in Subtitle 3 of Title 1 of the Financial Institutions Article of the Annotated Code of Maryland, or any successor legislation).

      10.13 Law, Jurisdiction, Transfers of Interests and Unenforceability. The performance and construction of this Agreement and the Other Agreements shall be governed by the internal laws of the State of Maryland (exclusive of principles of conflicts of laws). Each Borrower agrees that any suit, action or proceeding instituted by Bank with respect to any of the Obligations, the Collateral, this Agreement or any of the Other Agreements may be brought in any State or federal court located in the State of Maryland (in addition to such other courts in which jurisdiction and venue may be appropriate), and each Borrower consents to the in personam jurisdiction of such courts. Each Borrower irrevocably waives any objection to, and any right of immunity from, the jurisdiction of such courts or the execution of judgments resulting therefrom, on the grounds of venue or the convenience of the forum. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of any Borrower, the debtor in possession or trustee in any case under any chapter of the United States Bankruptcy Code in which any Borrower is debtor. No Borrower may assign this Agreement or any of its rights hereunder without Bank's prior written consent. Bank may at any time, in its discretion, assign, transfer or pledge to any person, or grant to any person a Lien in, this Agreement, any of the Other Agreements or any of its rights hereunder or thereunder. In addition, Bank may sell, in such amounts, upon such terms and to such persons as Bank may determine, participations in its interests under this Agreement and/or any of the Other Agreements. In the case of each such assignment, transfer, pledge, grant or sale (or offer to assign, transfer, pledge, grant or sell), Bank may from time to time provide to the assignee, transferee, pledgee, secured party or participant (or to any potential or prospective assignee, transferee, pledgee, secured party or participant), any information and documents (or copies thereof) relating to this Agreement and the Other Agreements and related transactions, and relating to the business, assets, operations, business prospects or financial condition of Borrowers, Subsidiaries and Other Obligors. If any term, provision or condition, or any part thereof, of this Agreement or any of the Other Agreements shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Agreement and the Other Agreements shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein or therein; provided, however, that if any rate of interest provided under this Agreement does or shall exceed the maximum interest rate which Borrowers are permitted by law to contract or agree to pay, then such rate of interest shall immediately be deemed to be reduced to such maximum rate and all previous payments of interest in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest. All books and records of Bank and statements of account rendered by Bank to Borrowers relating to the Obligations shall be presumed to be accurate, absent manifest error.

      10.14 Changes in Laws. In the event that, at any time or from time to time after the date of this Agreement, the implementation of, or any change in, any law or regulation, or any guideline or directive (whether or not having the force of law), or the interpretation or administration thereof by any central bank or other authority charged with the administration thereof, imposes, modifies or deems applicable any capital adequacy, reserve or similar requirement (including, without limitation, a request or requirement which affects the manner in which Bank allocates capital resources to its commitments and extensions of credit, including, without limitation, its extensions of credit hereunder), and, as a result thereof, in the sole opinion of Bank, the rate of return on Bank's capital as a consequence of its extensions of credit hereunder, is reduced to a level below that which Bank could have achieved but for such circumstances, then, in each such case, within 10 days after written demand by Bank from time to time, Borrowers shall pay to Bank such additional amount or amounts as shall compensate Bank for such reduction in rate of return. A certificate of Bank as to any such additional amount or amounts, in the absence of manifest error, shall be final and conclusive. In determining such amount or amounts, Bank may use any reasonable averaging and attribution methods.

      10.15 LIBOR Unavailability; Illegality. (a) If Bank determines that, on any date on which the Monthly LIBO Rate is to be determined such Rate cannot be determined or does not reflect the cost of funds to Bank of making or funding the Advances or any portion thereof, or (b) any change in applicable law or regulations or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for Bank to continue to offer the Monthly LIBOR Option, Bank shall forthwith give notice of such fact to Borrowers. In such event, and until such time as the conditions specified in clauses (a) and/or (b) above (as applicable) shall no longer exist the availability of the Monthly LIBOR Option shall be suspended and interest shall accrue on the Advances in accordance with the Prime Rate Option.

      10.16 No Novation. Borrowers and Bank intend that neither this Amended and Restated Loan and Security Agreement, nor the execution and delivery of this Amended and Restated Loan and Security Agreement or any other document executed and delivered pursuant to or in connection with this Amended and Restated Loan and Security Agreement, shall constitute or be construed to operate as a novation of the Original Loan Agreement, the indebtedness THG pursuant to the Original Loan Agreement or any lien or security interest heretofore created pursuant to the Original Loan Agreement, the Security Agreement (as therein defined) or any other document creating or granting a lien or security interest to Agent to secure any Obligations of THG or any other person under or in connection with the credit accommodations extended pursuant to the Original Loan Agreement. Borrowers and Bank intend that by the execution and delivery of this Amended and Restated Loan and Security Agreement the terms of such credit accommodations shall be modified, restated and replaced in their entireties, but the indebtedness with respect thereto and such liens and security interests heretofore created shall not be extinguished or satisfied. Accrued and unpaid interest on the Advances under the Original Loan Agreement shall be due and payable with the first payment of interest due on the Advances hereunder.

      10.17 Joint and Several Liability; Limited Recourse. Each of Borrowers agrees that it is jointly and severally liable with each other Borrower to Bank for the payment and performance of the Obligations.

      10.18 Survival. All covenants, conditions, agreements, representations and warranties made herein and in the Other Agreements shall survive the execution and delivery hereof and thereof, shall survive Closing and shall continue in full force and effect until all Obligations have been paid in full and there exists no commitment by Bank which could give rise to any Obligations.

      10.19 Merger and Integration. This Agreement and the attached Schedules and Exhibits contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid or binding.

      10.20 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

      10.21 Headings. The headings and subheadings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

      10.22 Recitals. The Recitals hereto are hereby incorporated into and made a part of this Agreement.

                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.

ATTEST/WITNESS:                            THE HUNTER GROUP, INC.


/s/ A. Scott Preston                           By: /s/ Terry L. Hunter    (SEAL)
----------------------                         ----------------------
                                               Name: Terry L. Hunter
                                               Title: President

                                           THG CONSULTING INC.


/s/ Loren D. Burnett                           By: /s/ Terry L. Hunter    (SEAL)
----------------------                         ----------------------
                                               Name: Terry L. Hunter
                                               Title: President

                                           THE HUNTER GROUP (SINGAPORE)
                                           PTE LTD


/s/ A. Scott Preston                           By: /s/ Terry L. Hunter    (SEAL)
----------------------                         ----------------------
                                               Name: Terry L. Hunter
                                               Title: President

                                           HUNTER CONSULTING ASSOCIATES,
                                           PTY. LIMITED


/s/ A. Scott Preston                           By: /s/ Terry L. Hunter    (SEAL)
----------------------                         ----------------------
                                               Name: Terry L. Hunter
                                               Title: President

                                           HUNTER CONSULTING ASSOCIATES,
                                           LIMITED


/s/ Loren D. Burnett                           By: /s/ Terry L. Hunter   (SEAL)
----------------------                         -----------------------
                                               Name: Terry L. Hunter
                                               Title: President

                                           THE HUNTER GROUP
                                           INTERNATIONAL, INC.


/s/ A. Scott Preston                           By: /s/ Terry L. Hunter  (SEAL)
----------------------                         -----------------------
                                               Name: Terry L. Hunter
                                               Title: President

                                                    BORROWERS

                                           SIGNET BANK


/s/ ILLEGIBLE                                By: /s/ Warren F. Boutilier (SEAL)
----------------------                       -----------------------
                                             Warren F. Boutilier
                                             Vice President

                                                      BANK

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of The Hunter Group, Inc., and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry
L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999.

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of THG Consulting Inc., and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999.

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of The Hunter Group (Singapore) Pte Ltd, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1,1999.

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of Hunter Consulting Associates, PTY., Limited, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1,1997.

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of Hunter Consulting Associates, Limited, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1,1999.

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of The Hunter Group International, Inc., and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1,1999.

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Warren
F. Boutilier, who acknowledged himself to be the Vice President of Signet Bank, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

      10-1-98
----------------------

                                    EXHIBIT A
                            AMENDED AND RESTATED NOTE

$8,000,000.00                                           Baltimore, Maryland
                                                        __________________, 1997

      FOR VALUE RECEIVED, THE HUNTER GROUP, INC., a Maryland corporation, THG CONSULTING INC., a corporation incorporated under the laws of Canada, THE HUNTER GROUP (SINGAPORE) PTE LTD, a corporation incorporated under The Companies Act of the Republic of Singapore, HUNTER CONSULTING ASSOCIATES, PTY. LIMITED, a corporation organized under the laws of New South Wales, Australia, HUNTER CONSULTING ASSOCIATES LIMITED, a corporation organized under the laws of Great Britain, and THE HUNTER GROUP INTERNATIONAL, INC., a Delaware corporation (each individually a "Maker" and collectively, "Makers"), jointly and severally promise to pay to the order of SIGNET BANK, a Virginia banking corporation ("Bank"), the lesser of (i) the principal sum of $8,000,000.00, or (ii) the aggregate principal amount advanced and outstanding under the "Loan" as defined in that certain Amended and Restated Loan and Security Agreement of even date herewith among Makers and Bank (the "Agreement"), together with interest on the unpaid principal balance outstanding from time to time, all as hereinafter set forth. Capitalized terms used in this Note which are not defined shall have the meanings assigned to such terms in the Agreement.

      Interest from the date hereof on the principal amount outstanding from time to time until the occurrence of an Event of Default shall be payable at the Non-Default Rate of Interest. At Bank's election after the occurrence of an Event of Default until this Note is paid in full, interest on the principal amount outstanding from time to time shall be payable at the Default Rate of Interest; provided, however, that (a) interest shall not be payable at the Default Rate of Interest until Bank shall have notified Makers of Bank's election to charge the Default Rate of Interest, and (b) if the Event of Default on which the charging of the Default Rate of Interest is based Shall be cured or waived or otherwise discontinued, then and thereafter (until the occurrence of a subsequent Event of Default) interest shall be payable at the Non-Default Rate of Interest. From the date hereof, interest accrued shall be paid by Makers to Bank on or before the first (1st) day of each month, commencing July 1, 1997. Interest shall be calculated on a year of 360 days based upon the actual number of days elapsed.

      Principal shall be repaid from time to time as may be necessary to bring the principal amount outstanding into conformity with Subsection 2.01 of the Agreement. The entire amount of the unpaid principal balance, together with all accrued and unpaid interest thereon, shall be due and payable on the Review Date.

      Payments of both principal and interest shall be paid in lawful money of the United States of America in immediately available funds at the principal office of Bank or at such other place as Bank may from time to time designate. If any payment of principal and/or interest due hereunder (excluding any accelerated payments and payments due on the Review Date) is not paid within 15 days after its due date, Makers shall pay to Bank on demand a late charge equal to 5% of the amount of such payment.

      This Note may be prepaid in whole at any time or in part from time to time without premium or penalty.

      If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest hereunder. All payments hereunder may, in Bank's sole discretion, be applied first to the payment of outstanding late charges (if any), then to accrued and unpaid interest and the balance to the payment of principal.

      If any payment of principal and/or interest due hereunder is not paid within five (5) days after its due date then, and at any time thereafter, Bank may declare the entire unpaid principal balance hereof, together with all accrued and unpaid interest thereon, to be immediately due and payable. This
Note is given in replacement of that certain Promissory Note dated November 17, 1995, as amended, made by The Hunter Group, Inc. to the order of Bank (the "Original Note"), and is given pursuant to the terms of the Agreement. The execution of this Note and the replacement of the Original Note hereby shall not constitute or act as a novation, satisfaction or extinguishment of the indebtedness evidenced by the Original Note, and accrued and unpaid interest under the Original Note shall be due and payable with the first payment of interest due hereunder. The Agreement contains, among others, provisions for securing this Note, for accelerating the maturity hereof upon the happening of certain specified events and for the addition of additional Makers hereof by endorsement hereof.

      Makers jointly and severally agree to pay to Bank and reimburse Bank for any and all reasonable costs and expenses, including reasonable attorney's fees and court costs, if any, incurred by Bank in connection with the enforcement or collection hereof, both before and after the commencement of any action to enforce or collect this Note, but whether or not any such action is commenced by Bank. Each Maker waives presentment, protest and demand, notice of protest, notice of dishonor and nonpayment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of any Maker hereunder.

      Each Maker acknowledges and warrants that the debt evidenced hereby is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 ed.). Each Maker warrants that all loan proceeds will be used solely to carry on a business or commercial enterprise, and for such purposes as may be permitted under the Agreement.

      The rights and remedies of Bank hereunder and under the Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Bank, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

      Each Maker hereby authorizes any clerk of court or any attorney-at-law to appear for such Maker before any court, having jurisdiction, within the United States or elsewhere, upon and during the continuance of an Event of Default, and, after one or more complaints filed, confess judgment against such Maker as of any time after any sum is due hereunder (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of this Note and all sums due in connection herewith, including principal, interest, fees, court costs, late charges and expenses, together with attorneys' fees equal to fifteen percent (15%) of the total amount then due, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them or by any imperfect exercise of any of them, shall not be extinguished by any judgment entered because of any of them and may be exercised before, during or after sale, liquidation or other disposition by Bank of any property directly or indirectly securing this Note or exercise or enforcement by Bank of any other right or remedy of Bank with respect hereto. Bank and Makers agree that any agreement of such Maker contained in this Note to pay any costs or expenses, including attorneys' fees and expenses, paid or incurred by Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but Bank shall not be entitled to recover on account of such costs or expenses any amount in excess of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Bank. Notwithstanding the foregoing, Bank agrees that to the extent Bank recovers an amount under this paragraph (or under Subsection 10.09 of the Agreement) for application to its attorney's fees which exceeds the actual and reasonable attorney's fees incurred in connection therewith, following the satisfaction of all other Obligations such excess amount shall be refunded to Makers.

      This Note, having been executed and delivered under seal in the State of Maryland, is to be governed by, construed under and enforced in all respects according to the internal laws of the State of Maryland.

ATTEST/WITNESS:                                THE HUNTER GROUP, INC.


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               THG CONSULTING INC.


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               THE HUNTER GROUP (SINGAPORE)
                                               PTE LTD


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               HUNTER CONSULTING ASSOCIATES
                                               PTY. LIMITED


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               HUNTER CONSULTING ASSOCIATES
                                               LIMITED


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                                THE HUNTER GROUP
                                                INTERNATIONAL, INC.


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ___ day of ______________, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared ____________________, who acknowledged himself/herself to be the _______________
of The Hunter Group, Inc., and that he/she, as such _______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as ____________________.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     ----------------------
                                                     Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this __ day of __________________, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared _______________________, who acknowledged himself/herself to be the _______________ of THG Consulting Inc., and that he/she, as such
______________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as ___________________.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     ----------------------
                                                     Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ___ day of ____________, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared __________________, who acknowledged himself/herself to be the _____________ of The Hunter Group (Singapore) Pte Ltd, and that he/she, as such _______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as ________________________.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal


                                                     ----------------------
                                                     Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ____ day of _________________, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared ______________________, who acknowledged himself/herself to be the ________________of Hunter Consulting Associates, PTY., Limited, and that he/she, as such ______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as _________________________.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     ----------------------
                                                     Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this __ day of _____________, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared ___________________, who acknowledged himself/herself to be the _____________of Hunter Consulting Associates, Limited, and that he/she, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as ________________________.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     ----------------------
                                                     Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ___ day of ______________, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared ____________________, who acknowledged himself/herself to be the _____________ of The Hunter Group International, Inc., and that he/she, as such ________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as ___________________________.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     ----------------------
                                                     Notary Public

My Commission expires:

----------------------

                                    EXHIBIT B

                              AMENDMENT NO. [_] TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NO. [_] TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is dated as of the ___ day of _________, 199__, by and among THE HUNTER GROUP, INC., a Maryland corporation ("THG"), THG CONSULTING INC., a corporation incorporated under the laws of Canada ("THG Canada"), THE HUNTER GROUP (SINGAPORE) PTE LTD, a corporation incorporated under The Companies Act of the Republic of Singapore ("THG Singapore"). HUNTER CONSULTING ASSOCIATES PTY. LIMITED, a corporation organized under the laws of New South Wales, Australia ("THG Australia"), HUNTER CONSULTING ASSOCIATES LIMITED, a corporation organized under the laws of Great Britain ("THG England"), and THE HUNTER GROUP INTERNATIONAL, INC., a Delaware corporation ("THG International"), [(other existing Borrowers) [("________" and THG Canada, THG Singapore, THG Australia, THG England, THG International and [__________], collectively, the "Existing Borrowers"), [____________] ("Additional Borrower"), and SIGNET BANK, a Virginia banking corporation ("Bank").

                                    RECITALS

      Reference is made to that certain Amended and Restated Loan and Security Agreement made as of [___________], 1997, as the same has been or may have been heretofore amended, by and among Existing Borrowers and Bank (the "Loan Agreement"), pursuant to which Bank extended credit to Existing Borrowers in the aggregate principal amount of Eight Million Dollars ($8,000,000.00). Existing Borrowers and Additional Borrower have requested that Additional Borrower be added to the Loan Agreement as an additional Borrower, to the Note (as defined in the Loan Agreement) as an additional maker, and to such of the Other Agreements as an additional party as Bank may require.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and such other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. All capitalized terms not otherwise defined herein which are defined in the Loan Agreement shall have the same meanings assigned to them in the Loan Agreement.

      2. All references herein, in the Loan Agreement and in the Note to "this Loan Agreement", "this Agreement", "the Loan Agreement" and "the Agreement" shall mean and include the Loan Agreement as amended by this Amendment.

      3. Schedule 4.16 to the Loan Agreement is hereby amended and restated in its entirety in the form of Schedule 4.16 attached hereto.

      4. For all purposes of the Loan Agreement, Additional Borrower shall be a Borrower and "Borrowers" shall mean and include, jointly and severally, individually and collectively, Existing Borrowers and Additional Borrower. By the execution hereof, Additional Borrower hereby acknowledges and agrees that it shall be bound (a) to pay and perform all of the obligations of a Borrower under the Loan Agreement, the Note and the Other Agreements, and (b) by all representations and warranties, covenants and other terms of the Loan Agreement, the Note and the Other Agreements made by or binding upon a Borrower, each of which Additional Borrower shall be deemed to make and/or assume as of the date hereof. Without limitation of the foregoing, Additional Borrower hereby grants to Bank a lien and continuing security interest in, and pledges and assigns to Bank, the Collateral. Additional Borrower further agrees to execute such financing statements, such other instruments and agreements as Bank may require to further evidence or confirm the matters addressed in this Amendment.

      5. Without limitation of the provisions of Paragraph 4 above, the Additional Borrower hereby specifically represents and warrants to Bank that (a) its only places of business are located at [_________________________] and its chief executive office is located at [__________________], (b) it has not filed any petition seeking or acquiescing in any reorganization arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against it, (c) no general assignment of its property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for it or any of its property, (d) it is not insolvent, and the consummation of the transactions contemplated by this Amendment shall not render it insolvent, and (e) it has sufficient capital or net worth to meet its obligations. The locations listed in clause (a) above are hereby include within the meaning of "Business Premises."

      6. WITHOUT LIMITATION OF THE WAIVERS MADE BY ALL AMENDMENTS TO AND/OR ENDORSEMENTS OF THE NOTE AS PROVIDED THEREIN (EACH OF WHICH SHALL BE BINDING ON ADDITIONAL BORROWER), Additional Borrower hereby waives notice of each and every one of the following acts, events and/or conditions and agrees that, without necessity for any express reservation of rights against Additional Borrower, neither the occurrence or existence of any such act, event or condition, nor Bank's commission of or omission to do any such act, event or condition, in any number of instances shall in any way release, discharge, impair or diminish any obligations or liability of Additional Borrower under the Note: (a) the amendment, modification, renewal, extension or refinancing of, or the granting by Bank of any indulgence of any nature with respect to, or the invalidity, voidability, unenforceability, compromise, settlement, release, waiver, discharge or impairment in whole or in part, of, the Note, the Loan Agreement or any of the Other Agreements, any of the Obligations or any obligation of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Obligations; (b) any defense of any other Borrower to payment of the Obligations or any defense to payment of the Obligations of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Obligations; (c) the addition of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Obligations; (d) assumption of any of the Obligations by any other person, whether by assignment, sale, merger, consolidation, sublease, conveyance or otherwise; (e) the institution of any suit, the obtaining of any judgment or the exercise of any other right or remedy against any other Borrower or any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Obligations, Additional Borrower hereby agreeing that if any of the Obligations are not paid when due (whether by demand, stated maturity, acceleration or otherwise) or if a default or an Event of Default under or as defined in the Loan Agreement or any of the Other Agreements shall occur, legal proceedings to enforce payment under the Note may be instituted and prosecuted against Additional Borrower without first having recourse to any other available security or other available right or remedy; (f) the sale, exchange, pledge, release, disposition, surrender, loss, destruction, damage to or impairment of, any property now or hereafter directly or indirectly securing any of the Obligations; (g) the creation, perfection, continuation, amendment, modification, invalidity, voidability, unenforceability, compromise, settlement, subordination, release, waiver, discharge, impairment or loss of priority, in whole or in part, of, any security interest, lien or assignment directly or indirectly securing any of the Obligations; and (h) any other event, circumstance or condition other than complete and irrevocable payment in full of the Obligations.

      7. Except as amended hereby, the Loan Agreement shall remain unchanged, and the Loan Agreement, as so amended, shall continue in full force and effect in accordance with its terms.

      8. The effectiveness of this Amendment shall be subject to the satisfaction of the condition that there shall have been delivered to Bank, appropriately completed and duly executed (when applicable), the following, each in form and substance satisfactory to Bank: (a) an Endorsement to Amended and Restated Note substantially in the form of Exhibit A hereto, appropriately completed and duly executed by Borrowers; (b) a certificate of the Secretary of

Additional Borrower (i) to the effect that resolutions in form and content satisfactory to Bank authorizing the transactions contemplated hereby have been duly adopted and remain in full force and effect, and (ii) certifying the names and titles of the officers of Additional Borrower and their signatures; (c) evidence satisfactory to Bank that all insurance coverages of Additional Borrower and all insurance clauses or endorsements required pursuant to the Loan Agreement and the Other Agreements in connection therewith are in effect, together with copies of all insurance policies and endorsements; (d) a written opinion of counsel to Borrowers, dated as of the effective date hereof and addressed to Bank, relating to such matters in connection with the transactions contemplated hereby as may be required by Bank; (e) such financing statements and/or amendments to existing financing statements as may be required by Bank; and (f) a written agreement of the owner and landlord of each business premises of Additional Borrower and each storage location maintained by Additional Borrower which is not owned by Additional Borrower consenting to Bank's security interest and enforcement of Bank's rights in connection therewith.

      9. By its execution hereof, Borrowers jointly and severally agree to pay to Bank upon its demand all expenses, including reasonable attorneys' fees and expenses, paid or incurred by Bank in connection with the preparation of this Amendment and each and every one of the other documents and instruments required by Bank in connection herewith. Borrowers further jointly and severally agree to pay all expenses in connection with the filing or recordation of all financing statements and other documents as may be required by Bank at the time of, or subsequent to, the execution of this Amendment, including, without limitation, all documentary stamps, recordation and transfer taxes, filing fees and other costs and taxes incident to recordation of any document in connection herewith, and, if any such expenses shall be paid or incurred by Bank, to pay to Bank upon written demand the amount of such expenses.

      10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

      11. The Recitals hereto and all of the terms of the Loan Agreement are hereby incorporated into and made a part hereof as though fully set forth herein.

      IN WITNESS WHEREOF, the parties have caused this Amendment No. [__] to Loan and Security Agreement to be duly executed under seal by their duly authorized respective officers as of the day and year first above written.

ATTEST/WITNESS:                                THE HUNTER GROUP, INC.


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               THG CONSULTING INC.


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               THE HUNTER GROUP (SINGAPORE)
                                               PTE LTD


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               HUNTER CONSULTING ASSOCIATES
                                               PTY LIMITED


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               HUNTER CONSULTING ASSOCIATES
                                               LIMITED


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               THE HUNTER GROUP
                                               INTERNATIONAL, INC.


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                              (OTHER "EXISTING BORROWERS")


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                               ("ADDITIONAL BORROWER")


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                                       BORROWERS

                                              SIGNET BANK


                                               By:                        (SEAL)
-----------------------                           -----------------------
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                                                         BANK

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ____ day of _____________, 199_, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [______________], who acknowledged himself/herself to be the [______________] of The Hunter Group, Inc., and that (s)he, as such [_____________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [_______________________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -------------------------
                                                   Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ____ day of _________________, 199_, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [ ____________], who acknowledged himself/herself to be the [____________] of THG Consulting Inc., and that he/she, as such [____________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [_______________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -----------------------
                                                   Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this __ day of _______________, 199__, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [___________], who acknowledged himself/herself to be the [__________] of The Hunter Group (Singapore) Pte Limited, and that he/she, as such [_____________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [____________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   ------------------------
                                                   Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ____ day of _________________, 199_, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [___________], who acknowledged himself/herself to be the [__________] of Hunter Consulting Associates PTY. Limited, and that he/she, as such [_____________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [_____________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   ------------------------
                                                   Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this __ day of ______________, 199__, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [____________], who acknowledged himself/herself to be the [_____________] of Hunter Consulting Associates Limited, and that he/she, as such [__________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [__________________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                       ---------------------
                                                       Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ____ day of _____________, 199__, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [____________________], who acknowledged himself/herself to be the [______________________] of The Hunter Group International, Inc., and that he/she, as such [______________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [_________________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   ----------------------
                                                   Notary Public

My Commission expires:

----------------------

[INSERT ADDITIONAL NOTARY FORMS FOR OTHER "EXISTING BORROWERS']

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ____ day of _____________, 199__, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [______________], who acknowledged himself/herself to be the [________________] of [Additional Borrower], and that he/she, as such [________________], being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as [_______________].

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   ------------------------
                                                   Notary Public

My Commission expires:

----------------------

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this ___ day of ______________, 199__, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared [_____________], who acknowledged himself/herself to be the [_________________] of Signet Bank, and that (s)he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -----------------------
                                                   Notary Public

My Commission expires:

----------------------

                                    EXHIBIT A

                         ENDORSEMENT OF PROMISSORY NOTE
                                    (ALLONGE)

     THIS ENDORSEMENT OF PROMISSORY NOTE ("Endorsement") is made as of __________________, 199__, and is executed and delivered by [____________________________], a [___________________] ("Additional Maker"), to
the order and for the benefit of SIGNET BANK ("Bank").

                                   WITNESSETH:

     WHEREAS, by certain Amended and Restated Note dated ____________________, 1997 (as the same has been and may hereafter be modified, renewed or extended, and including all endorsements, substitutions and replacements thereof, the "Note"), THE HUNTER GROUP, INC., a Maryland corporation, THG CONSULTING, INC., a Canadian corporation, THE HUNTER GROUP, PTE LTD, a Singapore corporation, HUNTER CONSULTING ASSOC., PTY, LTD, an Australian corporation, HUNTER CONSULTING ASSOC., LTD, an English corporation, and THE HUNTER GROUP INTERNATIONAL, INC.], a Delaware corporation, and [(other existing Borrowers)] (collectively, "Existing Makers"), jointly and severally promised to pay to the order of Bank the principal sum of Eight Million Dollars ($8,000,000.00), together with interest on the unpaid principal balance outstanding from time to time at the rate or rates set forth therein; and

     WHEREAS, the Note was given pursuant to the terms of that certain Amended and Restated Loan and Security Agreement of even date therewith (as the same has been and hereafter may be amended, modified, extended, renewed or supplemented from time to time, the "Agreement"), by and among Existing Makers and Bank; and

     WHEREAS, by a certain Amendment No. [__] to Loan and Security Agreement of even date herewith (the "Agreement Amendment"), Additional Maker has joined in the execution of the Agreement as one of "Borrowers" thereunder; and

     WHEREAS, pursuant to the Agreement Amendment, Additional Maker is required to execute and deliver this Endorsement to Bank for attachment to the Note.

     NOW, THEREFORE, in consideration of the premises Additional Maker hereby joins in the execution of the Note and assumes joint and several liability for the repayment thereof as a "Maker" thereunder.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     IN WITNESS WHEREOF, Additional Maker has caused this Endorsement to be duly executed by its duly authorized officer as of the day and year first above written.

WITNESS/ATTEST:                                [_________________________]


                                               By:
------------------------                          ----------------------- (SEAL)
                                                  Name:
                                                       ------------------
                                                  Title:
                                                        -----------------

                            AMENDED AND RESTATED NOTE

$8,000,000.00                                                Baltimore, Maryland
                                                                   June 20, 1997

     FOR VALUE RECEIVED, THE HUNTER GROUP, INC., a Maryland corporation, THG CONSULTING INC., a corporation incorporated under the laws of Canada, THE HUNTER GROUP (SINGAPORE) PTE LTD, a corporation incorporated under The Companies Act of the Republic of Singapore, HUNTER CONSULTING ASSOCIATES, PTY. LIMITED, a corporation organized under the laws of New South Wales, Australia, HUNTER CONSULTING ASSOCIATES LIMITED, a corporation organized under the laws of Great Britain, and THE HUNTER GROUP INTERNATIONAL, INC., a Delaware corporation (each individually a "Maker" and collectively, "Makers"), jointly and severally promise to pay to the order of SIGNET BANK, a Virginia banking corporation ("Bank"), the lesser of (i) the principal sum of $8,000,000.00, or (ii) the aggregate principal amount advanced and outstanding under the "Loan" as defined in that certain Amended and Restated Loan and Security Agreement of even date herewith among Makers and Bank (the "Agreement"), together with interest on the unpaid principal balance outstanding from time to time, all as hereinafter set forth. Capitalized terms used in this Note which are not defined shall have the meanings assigned to such terms in the Agreement.

     Interest from the date hereof on the principal amount outstanding from time to time until the occurrence of an Event of Default shall be payable at the Non-Default Rate of Interest. At Bank's election after the occurrence of an Event of Default until this Note is paid in full, interest on the principal amount outstanding from time to time shall be payable at the Default Rate of Interest; provided, however, that (a) interest shall not be payable at the Default Rate of Interest until Bank shall have notified Makers of Bank's election to charge the Default Rate of Interest, and (b) if the Event of Default on which the charging of the Default Rate of Interest is based shall be cured or waived or otherwise discontinued, then and thereafter (until the occurrence of a subsequent Event of Default) interest shall be payable at the Non-Default Rate of Interest. From the date hereof, interest accrued shall be paid by Makers to Bank on or before the first (1st) day of each month, commencing July 1, 1997. Interest shall be calculated on a year of 360 days based upon the actual number of days elapsed.

     Principal shall be repaid from time to time as may be necessary to bring the principal amount outstanding into conformity with Subsection 2.01 of the Agreement. The entire amount of the unpaid principal balance, together with all accrued and unpaid interest thereon, shall be due and payable on the Review Date.

     Payments of both principal and interest shall be paid in lawful money of the United States of America in immediately available funds at the principal office of Bank or at such other place as Bank may from time to time designate. If any payment of principal and/or interest due hereunder (excluding any accelerated payments and payments due on the Review Date) is not paid within 15 days after its due date. Makers shall pay to Bank on demand a late charge equal to 5% of the amount of such payment.

     This Note may be prepaid in whole at any time or in part from time to time without premium or penalty.

     If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest hereunder. All payments hereunder may, in Bank's sole discretion, be applied first to the payment of outstanding late charges (if any), then to accrued and unpaid interest and the balance to the payment of principal.

     If any payment of principal and/or interest due hereunder is not paid within five (5) days after its due date then, and at any time thereafter, Bank may declare the entire unpaid principal balance hereof, together with all accrued and unpaid interest thereon, to be immediately due and payable. This
Note is given in replacement of that certain Promissory Note dated November 17, 1995, as amended, made by The Hunter Group, Inc. to the order of Bank (the "Original Note"), and is given pursuant to the terms of the Agreement. The execution of this Note and the replacement of the Original Note hereby shall not constitute or act as a novation, satisfaction or extinguishment of the indebtedness evidenced by the Original Note, and accrued and unpaid interest under the Original Note shall be due and payable with the first payment of interest due hereunder. The Agreement contains, among others, provisions for securing this Note, for accelerating the maturity hereof upon the happening of certain specified events and for the addition of additional Makers hereof by endorsement hereof.

     Makers jointly and severally agree to pay to Bank and reimburse Bank for any and all reasonable costs and expenses, including reasonable attorney's fees and court costs, if any, incurred by Bank in connection with the enforcement or collection hereof, both before and after the commencement of any action to enforce or collect this Note, but whether or not any such action is commenced by Bank. Each Maker waives presentment, protest and demand, notice of protest, notice of dishonor and nonpayment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of any Maker hereunder.

     Each Maker acknowledges and warrants that the debt evidenced hereby is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 ed.). Each Maker warrants that all loan proceeds will be used solely to carry on a business or commercial enterprise, and for such purposes as may be permitted under the Agreement.

     The rights and remedies of Bank hereunder and under the Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Bank, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

     Each Maker hereby authorizes any clerk of court or any attorney-at-law to appear for such Maker before any court, having jurisdiction, within the United States or elsewhere, upon and during the continuance of an Event of Default, and, after one or more complaints filed, confess judgment against such Maker as of any time after any sum is due hereunder (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of this Note and all sums due in connection herewith, including principal, interest, fees, court costs, late charges and expenses, together with attorneys' fees equal to fifteen percent (15%) of the total amount then due, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them or by any imperfect exercise of any of them, shall not be extinguished by any judgment entered because of any of them and may be exercised before, during or after sale, liquidation or other disposition by Bank any property directly or indirectly securing this Note or exercise or enforcement by Bank of any other right or remedy of Bank with respect hereto. Bank and Makers agree that any agreement of such Maker contained in this Note to pay any costs or expenses, including attorneys' fees and expenses, paid or incurred by Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but Bank shall not be entitled to recover on account of such costs or expenses any amount in excess of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Bank. Notwithstanding the foregoing, Bank agrees that to the extent Bank recovers an amount under this paragraph (or under Subsection 10.09 of the Agreement) for application to its attorney's fees which exceeds the actual and reasonable attorney's fees incurred in connection therewith, following the satisfaction of all other Obligations such excess amount shall be refunded to Makers.

     This Note, having been executed and delivered under seal in the State of Maryland, is to be governed by, construed under and enforced in all respects according to the internal laws of the State of Maryland.

ATTEST/WITNESS:                              THE HUNTER GROUP, INC.


/s/ A. Scott Preston                         By: /s/ Terry L. Hunter     (SEAL)
----------------------                           ----------------------
                                                 Name: Terry L. Hunter
                                                 Title: President

                                             THG CONSULTING INC.


/s/ A. Scott Preston                         By: /s/ Terry L. Hunter     (SEAL)
----------------------                           ----------------------
                                                 Name: Terry L. Hunter
                                                 Title: President

                                             THE HUNTER GROUP (SINGAPORE)
                                             PTE LTD


/s/ A. Scott Preston                         By: /s/ Terry L. Hunter     (SEAL)
----------------------                           ----------------------
                                                 Name: Terry L. Hunter
                                                 Title: President

                                             HUNTER CONSULTING ASSOCIATES
                                             PTY. LIMITED


/s/ A. Scott Preston                         By: /s/ Terry L. Hunter     (SEAL)
----------------------                           ----------------------
                                                 Name: Terry L. Hunter
                                                 Title: President

                                             HUNTER CONSULTING ASSOCIATES
                                             LIMITED


/s/ A. Scott Preston                         By: /s/ Terry L. Hunter     (SEAL)
----------------------                           ----------------------
                                                 Name: Terry L. Hunter
                                                 Title: President

                                             THE HUNTER GROUP
                                             INTERNATIONAL, INC.


/s/ A. Scott Preston                         By: /s/ Terry L. Hunter     (SEAL)
----------------------                           ----------------------
                                                 Name: Terry L. Hunter
                                                 Title: President

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of The Hunter Group, Inc., and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry
L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of THG Consulting Inc., and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of The Hunter Group (Singapore) Pte Ltd, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of Hunter Consulting Associates, PTY., Limited, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of Hunter Consulting Associates, Limited, and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999

STATE OF MARYLAND, TO WIT:

      I HEREBY CERTIFY that on this 20th day of June, 1997, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Terry
L. Hunter, who acknowledged himself/herself to be the President of The Hunter Group International, Inc., and that he/she, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as Terry L. Hunter.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     /s/ Lynn C. Moler
                                                     ----------------------
                                                     Notary  Public

My Commission expires:

LYNN C. MOLER
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES: AUGUST 1, 1999